UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 31, 2000
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events

On October 31, 2000, Farm Family Holdings, Inc. ("Farm Family") and American National Insurance Company ("American National") announced a definitive merger agreement (the "Merger Agreement") under which American National will acquire Farm Family at a price of $44 per share for Farm Family's common stock and $35.72 per share for Farm Family's Series A Preferred Stock in cash. The consideration to be paid to the holders of the Series A Preferred Stock will also include any accrued and unpaid dividends to the closing date.

The merger, valued at approximately $280 million, is subject to certain closing conditions, including the approval of the holders of a majority of Farm Family's outstanding voting stock and the approval of the New York Insurance Department. The companies expect to close the merger late in the first quarter of 2001.

A copy of the Merger Agreement is attached hereto as Exhibit 99.1. A copy of the joint press release announcing the Merger Agreement is attached hereto as
Exhibit 99.2. Copies of the employment agreements entered into with each of the Designated Officers (as defined in the Merger Agreement) in connection with the Merger Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 7.  Financial Statements and Exhibits

Exhibits
10.1     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and Philip P. Weber, and as to
         Section 6.17, American National Insurance Company.

10.2     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and James J. Bettini, and as
         to Section 6.17, American National Insurance Company.

10.3     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and Timothy A. Walsh, and as
         to Section 6.17, American National Insurance Company.

10.4     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and Victoria M. Stanton, and
         as to Section 6.17, American National Insurance Company.

99.1     Agreement and Plan of Merger Among American National Insurance Company, American National Acquisition Company, and Farm
         Family Holdings, Inc. dated as of October 31, 2000.

99.2     Press Release dated October 31, 2000, issued by American National Insurance Company and Farm Family Holdings, Inc.






Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FARM FAMILY HOLDINGS, INC.
                                  (Registrant)




       November 7, 2000             /s/ Philip P. Weber
--------------------------------   ---------------------------------------------
            (Date)                 Philip P. Weber
                                   President and CEO

                                  EXHIBIT INDEX


Exhibit No.


10.1     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and Philip P. Weber, and as to
         Section 6.17, American National Insurance Company.

10.2     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and James J. Bettini, and as
         to Section 6.17, American National Insurance Company.

10.3     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and Timothy A. Walsh, and as
         to Section 6.17, American National Insurance Company.

10.4     Employment Agreement dated as of October 31, 2000, by and between Farm Family Holdings, Inc. and Victoria M. Stanton, and
         as to Section 6.17, American National Insurance Company.

99.1     Agreement and Plan of Merger Among American National Insurance Company, American National Acquisition Company, and Farm
         Family Holdings, Inc. dated as of October 31, 2000.

99.2     Press Release dated October 31, 2000, issued by American National Insurance Company and Farm Family Holdings, Inc.



                                                                    Exhibit 10.1

EXECUTION COPY


                              EMPLOYMENT AGREEMENT



         EMPLOYMENT AGREEMENT dated as of October 31, 2000, by and between Farm Family Holdings, Inc., with its principal place of business at 344 Route 9W Glenmont, NY 12077 (the "Company"), and Philip P. Weber, residing at the address set forth on the execution page hereof (the "Executive"), and, as to Section 6.17, American National Insurance Company.

         WHEREAS, Executive is currently a key employee of the Company;

         WHEREAS, the Company, American National Acquisition Company and American National Insurance Company are parties to a certain Agreement and Plan of Merger dated as of the date hereof (the "Transaction Agreement");

         WHEREAS, the Company and the Executive both agree that this Agreement shall only become effective on the Effective Time under the Transaction Agreement (the "Closing Date"); and

         WHEREAS, the Company wishes to offer continuing employment to the Executive in connection with the Acquisition and the Executive wishes to accept such offer, on the terms set forth below.

         Accordingly, the parties hereto agree as follows:
         1. Term. The Company hereby employs the Executive, and the Executive hereby accepts such employment, for an initial term of three years commencing as of the Closing Date, if the Executive is an employee of the Company immediately before such time, and ending on the three-year anniversary of such date, unless sooner terminated in accordance with the provisions of Section 4 or Section 5 (the period during which the Executive is employed hereunder being hereinafter referred to as the "Term"). If there is no closing under the Transaction Agreement, this Agreement shall be null and void and of no further force or effect.
         2. Duties. During the Term, the Executive shall be employed by the Company as the President and Chief Executive Officer of the Company, Farm Family Casualty Insurance Company, Farm Family Life Insurance Company and United Farm Family Insurance Company, and, as such, the Executive shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be reasonably specified and designated from time to time by the Board of Directors of the Company (the "Board"). The Executive shall report directly to the President and Chief Executive Officer of American National Property and Casualty Company. The Executive shall devote substantially all of his business time and effort to the performance of the Executive's duties hereunder, but will not be precluded from serving on boards of for-profit and not-for-profit organizations on which the Executive currently serves.
         3.       Compensation.
                  3.1 Salary. The Company shall pay the Executive during the Term a salary at the rate of $375,000 per annum (the "Annual Salary") in accordance with the customary payroll practices of the Company applicable to senior executives. On or before the one-year anniversary of the Closing Date, the Annual Salary shall be increased by no less than four percent.
                  3.2 Bonus. In addition to the Executive's Annual Salary, the Executive shall be paid for 2000 a bonus in an amount equal to the greater of the Earned Award or the Target Award Opportunity, each as defined under the Farm Family Holdings, Inc. Annual Incentive Plan (the "Bonus Plan") (the "2000 Bonus"), and for 2001 a bonus in an amount equal to (i) the greater of the Earned Award or the Target Award Opportunity, multiplied by (ii) a fraction (x) the numerator of which is the number of days in 2001 up to and through the Closing Date and (y) the denominator of which is 365 (the "2001 Bonus"). To the extent not already paid, the 2000 Bonus shall be paid on the earlier of the date the 2000 Bonus would otherwise be paid in the ordinary course of business consistent with past practices or the Closing Date. The 2001 Bonus shall be paid on the Closing Date. No other amounts shall be payable for 2000, 2001 or any period under or in connection with the Bonus Plan. For periods after the Closing Date, including the remainder of 2001, the Executive shall be entitled to receive performance-based bonuses on a basis that is comparable, as reasonably determined by the Company in good faith, to the basis in effect immediately before the date hereof under the Bonus Plan (without regard to this Section 3.2) with respect to potential payments and performance criteria, in a manner consistent with the Company's past practices; provided that the Executive's bonus range for such periods upon the attainment of the targets and goals shall be 30.5% to 91.5% of the Executive's Annual Salary.
                  3.3 Special Payments. In addition to the compensation set forth in Sections 3.1 and 3.2 above, the Executive, if employed at the time payment is to be made, shall receive a payment equal to $1,050,768 on the Closing Date, and, shall receive payments equal to $270,494 on each of the first three six-month anniversaries of the Closing Date (collectively, the "Special Payments").
                  3.4 Benefits - In General. The Executive, to the extent permitted by applicable law, shall be permitted during the Term to participate in life, hospitalization or disability insurance plans, health and dental programs, retirement plans, supplemental retirement plans, deferred compensation plans, option plans, fringe benefit programs, vacation and paid leave time programs, and similar benefits at a level and cost, if any, no less favorable in the aggregate than the level and cost of such benefits the Executive was entitled to receive immediately prior to the date hereof.
                  3.5 Specific Benefits. In addition to the benefits provided under Section 3.4, the Executive shall receive (i) an automobile allowance of $1,125 per month increased each January 1 following the Closing Date based on any increase in the CPI Transportation Index, (ii) personal use gasoline credit cards to purchase gasoline equal to up to $3,000 per year in the aggregate and
(iii) reimbursement for spousal travel on business trips consistent with the Company's past practices.
                  3.6 Expenses. The Company shall pay or reimburse the Executive for all ordinary and reasonable out-of-pocket expenses in accordance with the Company's expense reimbursement policy applicable to senior executives generally; provided that the Executive shall be entitled to reimbursement for all business related expenses to which the Executive was entitled immediately prior to the date hereof, including without limitation, expenses for travel, licensing and professional dues, continuing education and cell phone expenditures consistent with the Company's past practices.
         4. Termination upon Death or Disability. If the Executive dies during the Term, the Term shall terminate as of the date of death, and the obligations of the Company to or with respect to the Executive shall terminate in their entirety upon such date except as otherwise provided under this Section 4. If the Executive by virtue of ill health or other disability is unable to perform substantially and continuously the duties assigned to him for more than 180 consecutive or non-consecutive days out of any consecutive 12-month period, the Company shall have the right, to the extent permitted by law, to terminate the employment of the Executive upon notice in writing to the Executive. Upon termination of employment due to death or disability, (i) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive any Annual Salary and other benefits earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination);
(ii) to the extent not already paid, within the 30-day period to follow termination, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive all Special Payments provided for but not yet paid under Section 3.3; (iii) to the extent not already paid, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination; (iv) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 61% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iii); and (v) except as provided in
Section 6, the Executive (or, in the case of his death, his estate and beneficiaries) shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.
         5.       Certain Terminations of Employment.
                  5.1 Termination for Cause; Termination of Employment by the Executive without Good Reason.
                  (a)  For purposes of this Agreement, "Cause" shall mean the
                  Executive's:
                  (i) felony conviction or the failure to contest prosecution for a felony;

                  (ii) willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any of its affiliated entities;

                  (iii) theft, participation in any material fraudulent conduct, or other acts involving material misappropriation of property; or

                  (iv) willful and continued failure to substantially perform the Executive's duties properly assigned to the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the Executive has not substantially performed such duties.

For purposes of determining Cause, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Company. Furthermore, the Executive shall not be deemed to have been terminated for Cause without (i) reasonable notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (ii) an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board, and (iii) delivery to the Executive of a notice of termination from the Board finding that in the good faith opinion of a majority of the Board, the Executive was guilty of conduct set forth in this Section 5.1(a).
                  (b) The Company may terminate the Executive's employment hereunder for Cause, and the Executive may terminate his employment without Good Reason on at least 15 days prior written notice given to the Company. If the Company terminates the Executive for Cause, or the Executive terminates his employment and the termination by the Executive is not covered by Section 4 or 5.2, (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment); (ii) the Executive shall receive any other bonus relating to a fiscal year ending prior to the date of such termination; and
(iii) except as provided in Section 6, the Executive shall have no further rights to any other compensation (including without limitation the Special Payments) or benefits hereunder on or after the termination of employment, or any other rights hereunder.
                  (c) Notwithstanding any other provision of this Section 5.1, no payment shall be made under this Section 5.1 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.1 until such release has become irrevocable.
                  5.2 Termination by the Company without Cause; or by the Executive for Good Reason.
                  (a) For purposes of this Agreement, "Good Reason" shall mean, unless otherwise consented to by the Executive, (i) the assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities and status (including offices, titles and reporting requirements) as in effect immediately before the date hereof, except that the Company may reasonably adjust the duties (but not the status (including offices, titles and reporting requirements)) of the Executive to reflect changes to the manner in which the Company conducts its business resulting from the Company's status as a subsidiary corporation on and after the Closing Date;

                  (ii) a reduction of the Executive's Annual Salary in effect on the date hereof or as the same shall be increased from time to time; provided, however, that the potential increase referred to in Section 3.1 shall not constitute such an increase unless such increase is actually effected;

                  (iii) the permanent relocation of the principal place of the Executive's employment to a location that is more than 50 miles from the location of the principal place of the Executive's employment on the date immediately prior to the date hereof;

                  (iv) the material breach of any of the provisions of Sections 2 or 3.2 through 3.6 by the Company; or

                  (v) the failure of the Company to obtain an agreement, in form and substance reasonably satisfactory to the Executive, from any acquirer of or successor to the Company to expressly assume and agree to discharge the Company's obligations to the Executive under this Agreement.

The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein; provided, however, that the Executive must provide notice of termination of employment within 90 days following the Executive's knowledge of an event constituting Good Reason or such event shall not constitute Good Reason hereunder. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless the Company fails to cure the event giving rise to Good Reason within 20 business days after receipt of written notice thereof given by the Executive.
                  (b) The Company may terminate the Executive's employment at any time for any reason or no reason and the Executive may terminate the Executive's employment with the Company for Good Reason. If the Company terminates the Executive's employment and the termination is not covered by
Section 4 or 5.1, or the Executive terminates his employment for Good Reason,

                  (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment);

                  (ii) to the extent not already paid, within the 20-day period to follow termination, the Executive shall receive all Special Payments provided for but not yet paid under Section 3.3;

                  (iii) for a period of up to three years following the date of termination, the Executive shall continue to be eligible to receive health, dental, life and disability insurance benefits substantially similar to the benefits the Executive was entitled to receive immediately prior to the date of termination; provided, however, that any such benefits shall cease upon the earlier of (A) the Executive's attainment of age 65 or (B) the date the Executive becomes eligible to receive substantially similar benefits under the benefit plan or policy of a subsequent employer of the Executive or recipient of the Executive's services; provided that the benefits provided pursuant to this clause (iii) shall be provided at the same premium cost to the Executive, if any, and coverage level as in effect as of the date of termination and to the extent that the Company is unable to provide for such continuation of such benefits pursuant to the terms of the applicable plans or applicable law, the Company shall provide an equivalent benefit to the Executive;

                  (iv) to the extent not already paid, the Executive shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination;

                  (v) to the extent not already paid, the Executive shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 61% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iv);

                  (vi) subject to Section 7.4, the Executive shall receive a single-sum payment equal to two year's Annual Salary within 30 days after the date of such termination (the "Severance Payment");

                  (vii) the Executive shall be entitled to receive standard outplacement services from a nationally recognized outplacement firm of the Company's selection for a period of up to two years from the date of termination; and

                  (viii) except as provided in Section 6, the Executive shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.

                  (c) The benefits pursuant to Sections 5.2(b)(iii) and 5.2(b)(vii) shall be made available upon a termination described in Section 5.2(b) even if such termination occurs after the expiration of the Term.
                  (d) Notwithstanding any other provision of this Section 5.2, no payment shall be made under this Section 5.2 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.2 until such release has become irrevocable.
         6.       Other Provisions.
                  6.1 Severability. The Executive acknowledges and agrees that
(i) the Executive has had an opportunity to seek advice of counsel in connection with this Agreement and (ii) the Restrictive Covenants are reasonable in geographical and temporal scope and in all other respects. If it is determined that any of the provisions of this Agreement, including without limitation, any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.
                  6.2 Duration and Scope of Covenants. If any court or other decision-maker of competent jurisdiction determines that any of the Executive's covenants contained in this Agreement, including without limitation, any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographical scope of such provision, then, after such determination has become final and unappealable, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.
                  6.3 Legal Fees. The Company shall reimburse the Executive for all reasonable legal, accounting, actuarial and related fees and expenses incurred by the Executive in seeking in good faith to obtain or enforce any benefit or right provided under this Agreement, or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or such other Code Section imposing a similar tax that may hereafter be enacted) to any Payments or Gross Up Payments (each as defined in Section 6.16). Such reimbursement shall be made within 10 business days after receipt of the Executive's written request for reimbursement accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.
                  6.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:
                  (i)      If to the Company, to:

                           American National Property and Casualty Company
                           1949 East Sunshine Street
                           Springfield, Missouri 65899-0001
                           Attention: Gregory V. Ostergren, Chairman, President and Chief Executive Officer

                           and

                           American National Insurance Company
                           One Moody Plaza
                           Galveston, Texas 77550
                           Attention: G. Richard Ferdinandtsen, President and Chief Operating Officer

                           with a copy to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, New York  10166
                           Attention: Paul C. Meyer

                  (ii) If to the Executive, to the address set forth on the execution page hereof with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention: Frank A. Daniele

Any such person may by notice given in accordance with this Section 6.4 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.
                  6.5 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. The Executive hereby acknowledges and agrees that as of the Closing Date, the Executive expressly waives any and all rights under the Farm Family Life Insurance Company, Farm Family Casualty Insurance Company, Farm Family Holdings, Inc. Officer Severance Pay Plan, and that, effective as of the Closing Date, the Executive will not be entitled to receive any severance payments or other benefits thereunder or under any other severance policy or plan; and the Executive, for the Executive and the Executive's heirs and beneficiaries and other successors and assigns, effective as of the Closing Date, hereby expressly waives any and all rights thereunder to any severance payments or other benefits in respect of the Executive and the Executive's heirs and beneficiaries and other successors and assigns.
                  6.6 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.
                  6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
                  6.8 Assignment. This Agreement, and the Executive's rights and obligations hereunder, may not be assigned by the Executive; any purported assignment by the Executive in violation hereof shall be null and void. In the event of any sale, transfer or other disposition of all or substantially all of the Company's assets or business, whether by merger, consolidation or otherwise, the Company may assign this Agreement and its rights hereunder; provided that in such event, such assignee shall expressly assume all obligations of the Company hereunder and the Company shall remain secondarily liable for the performance of all such obligations.
                  6.9 Closing Date. This Agreement contemplates a Closing Date in 2001. If the Closing Date is prior to January 1, 2001, the Executive acknowledges and agrees that certain terms hereunder will need to be adjusted to reflect the intent of this Agreement in light of such earlier Closing Date, and such adjustments shall be agreed to in good faith between the parties. The Executive shall execute and deliver any and all documentation reasonably requested by the Company to effectuate such adjustments.
                  6.10 Withholding. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.
                  6.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, executors and legal representatives.
                  6.12 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two copies hereof each signed by one of the parties hereto.
                  6.13 Survival. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 5.2(c) and 6 and 7, shall survive termination of this Agreement and any termination of the Executive's employment hereunder in accordance with their terms.
                  6.14 Existing Agreements. The Executive represents to the Company that he is not subject or a party to any employment or consulting agreement, non-competition covenant or other agreement, covenant or understanding which might prohibit him from executing this Agreement or limit his ability to fulfill his responsibilities hereunder.
                  6.15 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
                  6.16 Parachutes. In the event that it is finally determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company (or any of its affiliated entities) to or for the benefit of the Executive (whether pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6.16) (the "Payments") would be subject to the excise tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross Up Payment") in an amount such that after payment by the Executive of all taxes (including any Excise Tax) imposed upon the Gross Up Payment, the Executive retains an amount of the Gross Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments and (y) the product of any deductions disallowed for federal, state or local income tax purposes because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal, state or local income taxation, respectively, for the calendar year in which the Gross Up Payment is to be made. For purposes of determining the amount of the Gross Up Payment, the Executive shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross Up Payment is to be made, (ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes and (iii) have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income. The Executive shall cooperate, to the extent the Executive's expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any contests or disputes with the Internal Revenue Service in connection with the Excise Tax.
                  6.17 Guarantee. For so long as the Company is a direct or indirect subsidiary of American National Insurance Company, American National Insurance Comapny shall guarantee all of the obligations to the Executive hereunder.
         7.  Covenants of the Executive.
                  7.1 Covenant Against Competition; Other Covenants. The Executive acknowledges that (i) the principal business of the Company (which expressly includes for purposes of this Section 7, its successors and assigns) is personal and commercial insurance in the states of Connecticut, Delaware, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island, Vermont, and West Virginia (including without limitation, business owners, personal and business auto, umbrella liability, pollution liability, commercial general liability, homeowners, country estate, and farm owners including the SFP 10 package), and providing and soliciting insurance protection, tailored to agribusinesses throughout the continental United States (such businesses, and any and all other businesses that after the date hereof, and from time to time during the Term, become material with respect to the Company's then-overall business, herein being collectively referred to as the "Business"); (ii) the Company (taking into account its predecessors in interest) is one of the limited number of persons who have developed such a business; (iii) the Company's Business is, in part, national in scope; (iv) the Executive's work for the Company and its predecessors has given and will continue to give him access to the confidential affairs and proprietary information of the Company; (v) the covenants and agreements of the Executive contained in this Section 7 are essential to the business and goodwill of the Company; and (vi) the Company would not have entered into this Agreement but for the covenants and agreements set forth in this Section 7. Accordingly, the Executive covenants and agrees that:
                  (a) By and in consideration of the salary and benefits to be provided by the Company hereunder, including the severance arrangements set forth herein, and further in consideration of the Executive's exposure to the proprietary information of the Company, the Executive covenants and agrees that, during the period commencing on the date hereof and ending one-year following the date upon which the Executive shall cease to be an employee of the Company and its affiliates (the "Restricted Period"), he shall not, in those states in the continental United States of America in which the Company engages in the Business from time to time, directly or indirectly, (i) engage in any element of the Business or otherwise compete with the Company or its affiliates in the Business, (ii) render any services to any person, corporation, partnership or other entity (other than the Company or its affiliates) engaged in any element of the Business if the Executive renders any services regarding the Business, or
(iii) become interested in any such person, corporation, partnership or other entity (other than the Company or its affiliates) as a partner, shareholder, principal, agent representative or other agent, employee, consultant or in any other relationship or capacity (except that he may perform services that are not in connection with the Business); provided, however, that, notwithstanding the foregoing, the Executive may invest in securities of any entity, solely for investment purposes and without participating in the business thereof, if (A) such securities are traded on any national securities exchange or the National Association of Securities Dealers, Inc. Automated Quotation System, (B) the Executive is not a controlling person of, or a member of a group which controls, such entity and (C) the Executive does not, directly or indirectly, own one percent or more of any class of securities of such entity.
                  (b) During and after the Restricted Period, the Executive shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, except in connection with the business and affairs of the Company and its affiliates, all confidential matters relating to the Company's Business and the business of any of its affiliates and to the Company and any of its affiliates, learned by the Executive heretofore or hereafter directly or indirectly from the Company or any of its affiliates (the "Confidential Company Information"), including, without limitation, information with respect to (i) insurance policies and programs, (ii) sales figures (whether per division or otherwise), (iii) profit or loss figures (whether per division or otherwise), and (iv) customers, clients, suppliers, sources of supply and customer lists; and shall not disclose such Confidential Company Information to anyone outside of the Company except with the Company's express written consent and except for Confidential Company Information which is at the time of receipt or thereafter becomes publicly known through no wrongful act of the Executive or is received from a third party not under an obligation to keep such information confidential and without breach of this Agreement.
                  (c) From the date hereof through the end of the three- year period commencing with the Executive's termination of employment with the Company, the Executive shall not, without the Company's prior written consent, directly or indirectly, (i) solicit or encourage to leave the employment or other service of the Company, or any of its affiliates, any employee, independent contractor or other agent thereof or (ii) hire (on behalf of the Executive or any other person or entity) any employee, independent contractor, agent representative or other agent who has left the employment or other service of the Company or any of its affiliates within the one-year period which follows the termination of such employee's or independent contractor's or other agent's employment or other service with the Company and its affiliates. From the date hereof through the end of the two-year period commencing with the Executive's termination of employment with the Company, the Executive will not, whether for his own account or for the account of any other person, firm, corporation or other business organization, intentionally interfere with the Company's or any of its affiliates' relationship with, or endeavor to entice away from the Company or any of its affiliates, any person who during the Term is or was a customer, client, agent representative or other agent of the Company or any of its affiliates. While the Executive's non-compete obligations under Section 7.1(a) are in effect, the Executive shall not publish or make any statement (x) under circumstances reasonably likely to become public that is critical of the Company or any of its affiliates or (y) which would in any way adversely affect or otherwise malign the business or reputation of the Company or any of its affiliates; except that the foregoing shall not prohibit the Executive from responding honestly in any legal process, provided that the Executive gives advance notice to the Company. Upon the Executive's termination, the Company shall distribute a memorandum to its senior executives instructing such senior executives not to make disparaging comments regarding the Executive, other than as may be required by legal process and other than in an arbitration or other legal proceeding to enforce legal rights the Company may have against the Executive; provided, however, that the foregoing shall not prohibit the Company from making reasonable comments regarding the Executive's then-current business enterprises in the normal course of business.
                  (d) All memoranda, notes, lists, records, property and any other tangible product and documents (and all copies thereof), whether visually perceptible, machine-readable or otherwise, made, produced or compiled by the Executive or made available to the Executive concerning the business of the Company or its affiliates, (i) shall at all times be the property of the Company (and, as applicable, any affiliates) and shall be delivered to the Company at any time upon its request, and (ii) upon the Executive's termination of employment, shall be immediately returned to the Company.
                  7.2      Rights and Remedies upon Breach.
                  (a) The Executive acknowledges and agrees that any breach by him of any of the provisions of Section 7.1 (the "Restrictive Covenants") would result in irreparable injury and damage for which money damages would not provide an adequate remedy. Therefore, if the Executive breaches, or threatens to commit a breach of, any of the provisions of Section 7.1, the Company and its affiliates shall have the right and remedy to have the Restrictive Covenants specifically enforced (without posting bond and without the need to prove damages) by any court having equity jurisdiction, including, without limitation, the right to an entry against the Executive of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants. The Executive acknowledges and agrees that this right and remedy is in addition to, and not in lieu of, any other rights and remedies available to the Company and its affiliates under law or in equity (including, without limitation, the recovery of damages).
                  (b) The Executive agrees that in any action seeking specific performance or other equitable relief, he will not assert or contend that any of the provisions of this Section 7 are unreasonable or otherwise unenforceable. The existence of any claim or cause of action by the Executive, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement of the Restrictive Covenants.
                  7.3 Certain Terminations. If the Executive's employment is terminated after the third anniversary of the Closing Date, the covenants contained in Sections 7.1(a), 7.1(b) and 7.1(c) shall be null and void and of no further force or effect.
                  7.4 Right to receive Severance Payment upon Breach. Notwithstanding Section 4 or 5.2(b)(vi), and without limiting Section 7.2, the Severance Payments are expressly conditioned upon compliance with Section 7, and, further, no Severance Payment shall be made unless the Executive first certifies at the time of payment that there has been no breach of Section 7 through such time.
                  7.5 Jurisdiction. The Company and the Executive intend to and hereby confer jurisdiction to enforce the Restrictive Covenants set forth in this Section 7 upon the courts of any jurisdiction within the geographical scope of the Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants wholly unenforceable by reason of breadth of scope or otherwise it is the intention of the Company and the Executive that such determination not bar or in any way affect the Company's right, or the right of any of its affiliates, to the relief provided above in the courts of any other jurisdiction within the geographical scope of such Restrictive Covenants, as to breaches of such Restrictive Covenants in such other respective jurisdictions, such Restrictive Covenants as they relate to each jurisdiction's being, for this purpose, severable, diverse and independent covenants, subject, where appropriate, to the doctrine of res judicata.

         IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.
                                      FARM FAMILY HOLDINGS, INC.

                                      By:      /s/ Clark W. Hinsdale III
                                               ---------------------------------

                                      Name:    Clark W. Hinsdale III
                                               ---------------------------------

                                      Title:   Chairman of the Board
                                               ---------------------------------

                                      /s/ Philip P. Weber
                                      ---------------------------
                                      Philip P. Weber
                                                                    -



                                      AS TO SECTION 6.17 ONLY:
                                      AMERICAN NATIONAL INSURANCE COMPANY

                                      By:      /s/ G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Name:    G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Title:   President & C.O.O.
                                               --------------------------

                                                                    Exhibit 10.2

EXECUTION COPY


                              EMPLOYMENT AGREEMENT



         EMPLOYMENT AGREEMENT dated as of October 31, 2000, by and between Farm Family Holdings, Inc., with its principal place of business at 344 Route 9W Glenmont, NY 12077 (the "Company"), and James J. Bettini, residing at the address set forth on the execution page hereof (the "Executive"), and, as to
Section 6.17, American National Insurance Company.

         WHEREAS, Executive is currently a key employee of the Company;

         WHEREAS, the Company, American National Acquisition Company and American National Insurance Company are parties to a certain Agreement and Plan of Merger dated as of the date hereof (the "Transaction Agreement");

         WHEREAS, the Company and the Executive both agree that this Agreement shall only become effective on the Effective Time under the Transaction Agreement (the "Closing Date"); and

         WHEREAS, the Company wishes to offer continuing employment to the Executive in connection with the Acquisition and the Executive wishes to accept such offer, on the terms set forth below.

         Accordingly, the parties hereto agree as follows:
         1. Term. The Company hereby employs the Executive, and the Executive hereby accepts such employment, for an initial term of eighteen-months commencing as of the Closing Date, if the Executive is an employee of the Company immediately before such time, and ending on the eighteen-month anniversary of such date, unless sooner terminated in accordance with the provisions of Section 4 or Section 5 (the period during which the Executive is employed hereunder being hereinafter referred to as the "Term"). If there is no closing under the Transaction Agreement, this Agreement shall be null and void and of no further force or effect.
         2. Duties. During the Term, the Executive shall be employed by the Company as the Executive Vice President - Operations of the Company, Farm Family Casualty Insurance Company, and Farm Family Life Insurance Company, and, as such, the Executive shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be reasonably specified and designated from time to time by the Board of Directors of the Company (the "Board"). The Executive shall report directly to the Chief Executive Officer of the Company. The Executive shall devote substantially all of his business time and effort to the performance of the Executive's duties hereunder, but will not be precluded from serving on boards of for-profit and not-for-profit organizations on which the Executive currently serves.
         3.       Compensation.
                  3.1 Salary. The Company shall pay the Executive during the Term a salary at the rate of $210,000 per annum (the "Annual Salary") in accordance with the customary payroll practices of the Company applicable to senior executives. On or before the one-year anniversary of the Closing Date, the Annual Salary shall be increased by no less than four percent.
                  3.2 Bonus. In addition to the Executive's Annual Salary, the Executive shall be paid for 2000 a bonus in an amount equal to the greater of the Earned Award or the Target Award Opportunity, each as defined under the Farm Family Holdings, Inc. Annual Incentive Plan (the "Bonus Plan") (the "2000 Bonus"), and for 2001 a bonus in an amount equal to (i) the greater of the Earned Award or the Target Award Opportunity, multiplied by (ii) a fraction (x) the numerator of which is the number of days in 2001 up to and through the Closing Date and (y) the denominator of which is 365 (the "2001 Bonus"). To the extent not already paid, the 2000 Bonus shall be paid on the earlier of the date the 2000 Bonus would otherwise be paid in the ordinary course of business consistent with past practices or the Closing Date. The 2001 Bonus shall be paid on the Closing Date. No other amounts shall be payable for 2000, 2001 or any period under or in connection with the Bonus Plan. For periods after the Closing Date, including the remainder of 2001, the Executive shall be entitled to receive performance-based bonuses on a basis that is comparable, as reasonably determined by the Company in good faith, to the basis in effect immediately before the date hereof under the Bonus Plan (without regard to this Section 3.2) with respect to potential payments and performance criteria, in a manner consistent with the Company's past practices; provided that the Executive's bonus range for such periods upon the attainment of the targets and goals shall be 22.5% to 67.5% of the Executive's Annual Salary.
                  3.3 Special Payments. In addition to the compensation set forth in Sections 3.1 and 3.2 above, the Executive, if employed at the time payment is to be made, shall receive a payment equal to $526,755 on the Closing Date, and, shall receive payments equal to $37,415 on each of the first three six-month anniversaries of the Closing Date (collectively, the "Special Payments").
                  3.4 Benefits - In General. The Executive, to the extent permitted by applicable law, shall be permitted during the Term to participate in life, hospitalization or disability insurance plans, health and dental programs, retirement plans, supplemental retirement plans, deferred compensation plans, option plans, fringe benefit programs, vacation and paid leave time programs, and similar benefits at a level and cost, if any, no less favorable in the aggregate than the level and cost of such benefits the Executive was entitled to receive immediately prior to the date hereof.
                  3.5 Specific Benefits. In addition to the benefits provided under Section 3.4, the Executive shall receive (i) an automobile allowance of $842 per month increased each January 1 following the Closing Date based on any increase in the CPI Transportation Index, (ii) personal use gasoline credit cards to purchase gasoline equal to up to $3,000 per year in the aggregate and
(iii) reimbursement for spousal travel on business trips consistent with the Company's past practices.
                  3.6 Expenses. The Company shall pay or reimburse the Executive for all ordinary and reasonable out-of-pocket expenses in accordance with the Company's expense reimbursement policy applicable to senior executives generally; provided that the Executive shall be entitled to reimbursement for all business related expenses to which the Executive was entitled immediately prior to the date hereof, including without limitation, expenses for travel, licensing and professional dues, continuing education and cell phone expenditures consistent with the Company's past practices.
         4. Termination upon Death or Disability. If the Executive dies during the Term, the Term shall terminate as of the date of death, and the obligations of the Company to or with respect to the Executive shall terminate in their entirety upon such date except as otherwise provided under this Section 4. If the Executive by virtue of ill health or other disability is unable to perform substantially and continuously the duties assigned to him for more than 180 consecutive or non-consecutive days out of any consecutive 12-month period, the Company shall have the right, to the extent permitted by law, to terminate the employment of the Executive upon notice in writing to the Executive. Upon termination of employment due to death or disability, (i) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive any Annual Salary and other benefits earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination);
(ii) to the extent not already paid, within the 30-day period to follow termination, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive all Special Payments provided for but not yet paid under Section 3.3; (iii) to the extent not already paid, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination; (iv) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 45% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iii); and (v) except as provided in
Section 6, the Executive (or, in the case of his death, his estate and beneficiaries) shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.
         5.       Certain Terminations of Employment.
                  5.1 Termination for Cause; Termination of Employment by the Executive without Good Reason.
                  (a)  For purposes of this Agreement, "Cause" shall mean the
                  Executive's:
                  (i) felony conviction or the failure to contest prosecution for a felony;

                  (ii) willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any of its affiliated entities;

                  (iii) theft, participation in any material fraudulent conduct, or other acts involving material misappropriation of property; or

                  (iv) willful and continued failure to substantially perform the Executive's duties properly assigned to the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the Executive has not substantially performed such duties.

For purposes of determining Cause, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Company. Furthermore, the Executive shall not be deemed to have been terminated for Cause without (i) reasonable notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (ii) an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board, and (iii) delivery to the Executive of a notice of termination from the Board finding that in the good faith opinion of a majority of the Board, the Executive was guilty of conduct set forth in this Section 5.1(a).
                  (b) The Company may terminate the Executive's employment hereunder for Cause, and the Executive may terminate his employment without Good Reason on at least 15 days prior written notice given to the Company. If the Company terminates the Executive for Cause, or the Executive terminates his employment and the termination by the Executive is not covered by Section 4 or 5.2, (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment); (ii) the Executive shall receive any other bonus relating to a fiscal year ending prior to the date of such termination; and
(iii) except as provided in Section 6, the Executive shall have no further rights to any other compensation (including without limitation the Special Payments) or benefits hereunder on or after the termination of employment, or any other rights hereunder.
                  (c) Notwithstanding any other provision of this Section 5.1, no payment shall be made under this Section 5.1 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.1 until such release has become irrevocable.
                  5.2 Termination by the Company without Cause; or by the Executive for Good Reason.
                  (a) For purposes of this Agreement, "Good Reason" shall mean, unless otherwise consented to by the Executive,
                  (i) the assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities and status (including offices, titles and reporting requirements) as in effect immediately before the date hereof, except that the Company may reasonably adjust the duties (but not the status (including offices, titles and reporting requirements)) of the Executive to reflect changes to the manner in which the Company conducts its business resulting from the Company's status as a subsidiary corporation on and after the Closing Date;

                  (ii) a reduction of the Executive's Annual Salary in effect on the date hereof or as the same shall be increased from time to time; provided, however, that the potential increase referred to in Section 3.1 shall not constitute such an increase unless such increase is actually effected;

                  (iii) the permanent relocation of the principal place of the Executive's employment to a location that is more than 50 miles from the location of the principal place of the Executive's employment on the date immediately prior to the date hereof;

                  (iv) the material breach of any of the provisions of Sections 2 or 3.2 through 3.6 by the Company; or

                  (v) the failure of the Company to obtain an agreement, in form and substance reasonably satisfactory to the Executive, from any acquirer of or successor to the Company to expressly assume and agree to discharge the Company's obligations to the Executive under this Agreement.

The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein; provided, however, that the Executive must provide notice of termination of employment within 90 days following the Executive's knowledge of an event constituting Good Reason or such event shall not constitute Good Reason hereunder. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless the Company fails to cure the event giving rise to Good Reason within 20 business days after receipt of written notice thereof given by the Executive.
                  (b) The Company may terminate the Executive's employment at any time for any reason or no reason and the Executive may terminate the Executive's employment with the Company for Good Reason. If the Company terminates the Executive's employment and the termination is not covered by
Section 4 or 5.1, or the Executive terminates his employment for Good Reason,
                  (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment);

                  (ii) to the extent not already paid, within the 20-day period to follow termination, the Executive shall receive all Special Payments provided for but not yet paid under Section 3.3;

                  (iii) for a period of up to two years following the date of termination, the Executive shall continue to be eligible to receive health, dental, life and disability insurance benefits substantially similar to the benefits the Executive was entitled to receive immediately prior to the date of termination; provided, however, that any such benefits shall cease upon the earlier of (A) the Executive's attainment of age 65 or (B) the date the Executive becomes eligible to receive substantially similar benefits under the benefit plan or policy of a subsequent employer of the Executive or recipient of the Executive's services; provided that the benefits provided pursuant to this clause (iii) shall be provided at the same premium cost to the Executive, if any, and coverage level as in effect as of the date of termination and to the extent that the Company is unable to provide for such continuation of such benefits pursuant to the terms of the applicable plans or applicable law, the Company shall provide an equivalent benefit to the Executive;

                  (iv) to the extent not already paid, the Executive shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination;

                  (v) to the extent not already paid, the Executive shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 45% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iv);

                  (vi) the Executive shall be entitled to receive standard outplacement services from a nationally recognized outplacement firm of the Company's selection for a period of up to two years from the date of termination; and

                  (vii) except as provided in Section 6, the Executive shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.

                  (c) The benefits pursuant to Sections 5.2(b)(iii) and 5.2(b)(vi) shall be made available upon a termination described in Section 5.2(b) even if such termination occurs after the expiration of the Term.
                  (d) Notwithstanding any other provision of this Section 5.2, no payment shall be made under this Section 5.2 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.2 until such release has become irrevocable.
         6.       Other Provisions.
                  6.1 Severability. The Executive acknowledges and agrees that the Executive has had an opportunity to seek advice of counsel in connection with this Agreement. If it is determined that any of the provisions of this Agreement is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.
                  6.2 Duration and Scope of Covenants. If any court or other decision-maker of competent jurisdiction determines that any of the Executive's covenants contained in this Agreement is unenforceable because of the duration or geographical scope of such provision, then, after such determination has become final and unappealable, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.
                  6.3 Legal Fees. The Company shall reimburse the Executive for all reasonable legal, accounting, actuarial and related fees and expenses incurred by the Executive in seeking in good faith to obtain or enforce any benefit or right provided under this Agreement, or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or such other Code Section imposing a similar tax that may hereafter be enacted) to any Payments or Gross Up Payments (each as defined in Section 6.16). Such reimbursement shall be made within 10 business days after receipt of the Executive's written request for reimbursement accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.
                  6.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:
                  (i)      If to the Company, to:

                           American National Property and Casualty Company
                           1949 East Sunshine Street
                           Springfield, Missouri 65899-0001
                           Attention: Gregory V. Ostergren, Chairman, President and Chief Executive Officer

                           and

                           American National Insurance Company
                           One Moody Plaza
                           Galveston, Texas 77550
                           Attention: G. Richard Ferdinandtsen, President and Chief Operating Officer

                           with a copy to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, New York  10166
                           Attention: Paul C. Meyer

                  (ii) If to the Executive, to the address set forth on the execution page hereof with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention: Frank A. Daniele

Any such person may by notice given in accordance with this Section 6.4 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.
                  6.5 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. The Executive hereby acknowledges and agrees that as of the Closing Date, the Executive expressly waives any and all rights under the Farm Family Life Insurance Company, Farm Family Casualty Insurance Company, Farm Family Holdings, Inc. Officer Severance Pay Plan, and that, effective as of the Closing Date, the Executive will not be entitled to receive any severance payments or other benefits thereunder or under any other severance policy or plan; and the Executive, for the Executive and the Executive's heirs and beneficiaries and other successors and assigns, effective as of the Closing Date, hereby expressly waives any and all rights thereunder to any severance payments or other benefits in respect of the Executive and the Executive's heirs and beneficiaries and other successors and assigns.
                  6.6 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.
                  6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
                  6.8 Assignment. This Agreement, and the Executive's rights and obligations hereunder, may not be assigned by the Executive; any purported assignment by the Executive in violation hereof shall be null and void. In the event of any sale, transfer or other disposition of all or substantially all of the Company's assets or business, whether by merger, consolidation or otherwise, the Company may assign this Agreement and its rights hereunder; provided that in such event, such assignee shall expressly assume all obligations of the Company hereunder and the Company shall remain secondarily liable for the performance of all such obligations.
                  6.9 Closing Date. This Agreement contemplates a Closing Date in 2001. If the Closing Date is prior to January 1, 2001, the Executive acknowledges and agrees that certain terms hereunder will need to be adjusted to reflect the intent of this Agreement in light of such earlier Closing Date, and such adjustments shall be agreed to in good faith between the parties. The Executive shall execute and deliver any and all documentation reasonably requested by the Company to effectuate such adjustments.
                  6.10 Withholding. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.
                  6.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, executors and legal representatives.
                  6.12 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two copies hereof each signed by one of the parties hereto.
                  6.13 Survival. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 5.2(c) and 6, shall survive termination of this Agreement and any termination of the Executive's employment hereunder in accordance with their terms.
                  6.14 Existing Agreements. The Executive represents to the Company that he is not subject or a party to any employment or consulting agreement, non-competition covenant or other agreement, covenant or understanding which might prohibit him from executing this Agreement or limit his ability to fulfill his responsibilities hereunder.
                  6.15 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
                  6.16 Parachutes. In the event that it is finally determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company (or any of its affiliated entities) to or for the benefit of the Executive (whether pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6.16) (the "Payments") would be subject to the excise tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross Up Payment") in an amount such that after payment by the Executive of all taxes (including any Excise Tax) imposed upon the Gross Up Payment, the Executive retains an amount of the Gross Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments and (y) the product of any deductions disallowed for federal, state or local income tax purposes because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal, state or local income taxation, respectively, for the calendar year in which the Gross Up Payment is to be made. For purposes of determining the amount of the Gross Up Payment, the Executive shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross Up Payment is to be made, (ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes and (iii) have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income. The Executive shall cooperate, to the extent the Executive's expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any contests or disputes with the Internal Revenue Service in connection with the Excise Tax.
                  6.17 Guarantee. For so long as the Company is a direct or indirect subsidiary of American National Insurance Company, American National Insurance Company shall guarantee all of the obligations to the Executive hereunder.

         IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.
                                      FARM FAMILY HOLDINGS, INC.

                                      By:      /s/ Clark W. Hinsdale III
                                               ---------------------------------

                                      Name:    Clark W. Hinsdale III
                                               ---------------------------------

                                      Title:   Chairman of the Board
                                               ---------------------------------

                                      /s/ James J. Bettini
                                      ---------------------------
                                      James J. Bettini
                                                                     -



                                      AS TO SECTION 6.17 ONLY:
                                      AMERICAN NATIONAL INSURANCE COMPANY

                                      By:      /s/ G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Name:    G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Title:   President & C.O.O.

                                                                    Exhibit 10.3

EXECUTION COPY


                              EMPLOYMENT AGREEMENT



         EMPLOYMENT AGREEMENT dated as of October 31, 2000, by and between Farm Family Holdings, Inc., with its principal place of business at 344 Route 9W Glenmont, NY 12077 (the "Company"), and Timothy A. Walsh, residing at the address set forth on the execution page hereof (the "Executive"), and, as to
Section 6.17, American National Insurance Company.

         WHEREAS, Executive is currently a key employee of the Company;

         WHEREAS, the Company, American National Acquisition Company and American National Insurance Company are parties to a certain Agreement and Plan of Merger dated as of the date hereof (the "Transaction Agreement");

         WHEREAS, the Company and the Executive both agree that this Agreement shall only become effective on the Effective Time under the Transaction Agreement (the "Closing Date"); and

         WHEREAS, the Company wishes to offer continuing employment to the Executive in connection with the Acquisition and the Executive wishes to accept such offer, on the terms set forth below.

         Accordingly, the parties hereto agree as follows:
         1. Term. The Company hereby employs the Executive, and the Executive hereby accepts such employment, for an initial term of eighteen-months commencing as of the Closing Date, if the Executive is an employee of the Company immediately before such time, and ending on the eighteen-month anniversary of such date, unless sooner terminated in accordance with the provisions of Section 4 or Section 5 (the period during which the Executive is employed hereunder being hereinafter referred to as the "Term"). If there is no closing under the Transaction Agreement, this Agreement shall be null and void and of no further force or effect.
         2. Duties. During the Term, the Executive shall be employed by the Company as the Executive Vice President, Chief Financial Officer and Treasurer of the Company, Farm Family Casualty Insurance Company, and Farm Family Life Insurance Company, and the Treasurer of United Farm Family Insurance Company, and, as such, the Executive shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be reasonably specified and designated from time to time by the Board of Directors of the Company (the "Board"). The Executive shall report directly to the Chief Executive Officer of the Company. The Executive shall devote substantially all of his business time and effort to the performance of the Executive's duties hereunder, but will not be precluded from serving on boards of for-profit and not-for-profit organizations on which the Executive currently serves.
         3.       Compensation.
                  3.1 Salary. The Company shall pay the Executive during the Term a salary at the rate of $240,000 per annum (the "Annual Salary") in accordance with the customary payroll practices of the Company applicable to senior executives. On or before the one-year anniversary of the Closing Date, the Annual Salary shall be increased by no less than four percent.
                  3.2 Bonus. In addition to the Executive's Annual Salary, the Executive shall be paid for 2000 a bonus in an amount equal to the greater of the Earned Award or the Target Award Opportunity, each as defined under the Farm Family Holdings, Inc. Annual Incentive Plan (the "Bonus Plan") (the "2000 Bonus"), and for 2001 a bonus in an amount equal to (i) the greater of the Earned Award or the Target Award Opportunity, multiplied by (ii) a fraction (x) the numerator of which is the number of days in 2001 up to and through the Closing Date and (y) the denominator of which is 365 (the "2001 Bonus"). To the extent not already paid, the 2000 Bonus shall be paid on the earlier of the date the 2000 Bonus would otherwise be paid in the ordinary course of business consistent with past practices or the Closing Date. The 2001 Bonus shall be paid on the Closing Date. No other amounts shall be payable for 2000, 2001 or any period under or in connection with the Bonus Plan. For periods after the Closing Date, including the remainder of 2001, the Executive shall be entitled to receive performance-based bonuses on a basis that is comparable, as reasonably determined by the Company in good faith, to the basis in effect immediately before the date hereof under the Bonus Plan (without regard to this Section 3.2) with respect to potential payments and performance criteria, in a manner consistent with the Company's past practices; provided that the Executive's bonus range for such periods upon the attainment of the targets and goals shall be 22.5% to 67.5% of the Executive's Annual Salary.
                  3.3 Special Payments. In addition to the compensation set forth in Sections 3.1 and 3.2 above, the Executive, if employed at the time payment is to be made, shall receive a payment equal to $512,930 on the Closing Date, and, shall receive payments equal to $69,690 on each of the first three six-month anniversaries of the Closing Date (collectively, the "Special Payments").
                  3.4 Benefits - In General. The Executive, to the extent permitted by applicable law, shall be permitted during the Term to participate in life, hospitalization or disability insurance plans, health and dental programs, retirement plans, supplemental retirement plans, deferred compensation plans, option plans, fringe benefit programs, vacation and paid leave time programs, and similar benefits at a level and cost, if any, no less favorable in the aggregate than the level and cost of such benefits the Executive was entitled to receive immediately prior to the date hereof.
                  3.5 Specific Benefits. In addition to the benefits provided under Section 3.4, the Executive shall receive (i) an automobile allowance of $842 per month increased each January 1 following the Closing Date based on any increase in the CPI Transportation Index, (ii) personal use gasoline credit cards to purchase gasoline equal to up to $3,000 per year in the aggregate and
(iii) reimbursement for spousal travel on business trips consistent with the Company's past practices.
                  3.6 Expenses. The Company shall pay or reimburse the Executive for all ordinary and reasonable out-of-pocket expenses in accordance with the Company's expense reimbursement policy applicable to senior executives generally; provided that the Executive shall be entitled to reimbursement for all business related expenses to which the Executive was entitled immediately prior to the date hereof, including without limitation, expenses for travel, licensing and professional dues, continuing education and cell phone expenditures consistent with the Company's past practices.
         4. Termination upon Death or Disability. If the Executive dies during the Term, the Term shall terminate as of the date of death, and the obligations of the Company to or with respect to the Executive shall terminate in their entirety upon such date except as otherwise provided under this Section 4. If the Executive by virtue of ill health or other disability is unable to perform substantially and continuously the duties assigned to him for more than 180 consecutive or non-consecutive days out of any consecutive 12-month period, the Company shall have the right, to the extent permitted by law, to terminate the employment of the Executive upon notice in writing to the Executive. Upon termination of employment due to death or disability, (i) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive any Annual Salary and other benefits earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination);
(ii) to the extent not already paid, within the 30-day period to follow termination, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive all Special Payments provided for but not yet paid under Section 3.3; (iii) to the extent not already paid, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination; (iv) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 45% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iii); and (v) except as provided in
Section 6, the Executive (or, in the case of his death, his estate and beneficiaries) shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.
         5.       Certain Terminations of Employment.
                  5.1 Termination for Cause; Termination of Employment by the Executive without Good Reason.
                  (a) For purposes of this Agreement, "Cause" shall mean the
                  Executive's:
                  (i) felony conviction or the failure to contest prosecution for a felony;

                  (ii) willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any of its affiliated entities;

                  (iii) theft, participation in any material fraudulent conduct, or other acts involving material misappropriation of property; or

                  (iv) willful and continued failure to substantially perform the Executive's duties properly assigned to the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the Executive has not substantially performed such duties.

For purposes of determining Cause, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interests of the Company. Furthermore, the Executive shall not be deemed to have been terminated for Cause without (i) reasonable notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (ii) an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board, and (iii) delivery to the Executive of a notice of termination from the Board finding that in the good faith opinion of a majority of the Board, the Executive was guilty of conduct set forth in this Section 5.1(a).
                  (b) The Company may terminate the Executive's employment hereunder for Cause, and the Executive may terminate his employment without Good Reason on at least 15 days prior written notice given to the Company. If the Company terminates the Executive for Cause, or the Executive terminates his employment and the termination by the Executive is not covered by Section 4 or 5.2, (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment); (ii) the Executive shall receive any other bonus relating to a fiscal year ending prior to the date of such termination; and
(iii) except as provided in Section 6, the Executive shall have no further rights to any other compensation (including without limitation the Special Payments) or benefits hereunder on or after the termination of employment, or any other rights hereunder.
                  (c) Notwithstanding any other provision of this Section 5.1, no payment shall be made under this Section 5.1 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.1 until such release has become irrevocable.
                  5.2 Termination by the Company without Cause; or by the Executive for Good Reason.
                  (a) For purposes of this Agreement, "Good Reason" shall mean, unless otherwise consented to by the Executive,
                  (i) the assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities and status (including offices, titles and reporting requirements) as in effect immediately before the date hereof, except that the Company may reasonably adjust the duties (but not the status (including offices, titles and reporting requirements)) of the Executive to reflect changes to the manner in which the Company conducts its business resulting from the Company's status as a subsidiary corporation on and after the Closing Date;

                  (ii) a reduction of the Executive's Annual Salary in effect on the date hereof or as the same shall be increased from time to time; provided, however, that the potential increase referred to in Section 3.1 shall not constitute such an increase unless such increase is actually effected;

                  (iii) the permanent relocation of the principal place of the Executive's employment to a location that is more than 50 miles from the location of the principal place of the Executive's employment on the date immediately prior to the date hereof;

                  (iv) the material breach of any of the provisions of Sections 2 or 3.2 through 3.6 by the Company; or

                  (v) the failure of the Company to obtain an agreement, in form and substance reasonably satisfactory to the Executive, from any acquirer of or successor to the Company to expressly assume and agree to discharge the Company's obligations to the Executive under this Agreement.

The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein; provided, however, that the Executive must provide notice of termination of employment within 90 days following the Executive's knowledge of an event constituting Good Reason or such event shall not constitute Good Reason hereunder. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless the Company fails to cure the event giving rise to Good Reason within 20 business days after receipt of written notice thereof given by the Executive.
                  (b) The Company may terminate the Executive's employment at any time for any reason or no reason and the Executive may terminate the Executive's employment with the Company for Good Reason. If the Company terminates the Executive's employment and the termination is not covered by
Section 4 or 5.1, or the Executive terminates his employment for Good Reason,
                  (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment);

                  (ii) to the extent not already paid, within the 20-day period to follow termination, the Executive shall receive all Special Payments provided for but not yet paid under Section 3.3;

                  (iii) for a period of up to two years following the date of termination, the Executive shall continue to be eligible to receive health, dental, life and disability insurance benefits substantially similar to the benefits the Executive was entitled to receive immediately prior to the date of termination; provided, however, that any such benefits shall cease upon the earlier of (A) the Executive's attainment of age 65 or (B) the date the Executive becomes eligible to receive substantially similar benefits under the benefit plan or policy of a subsequent employer of the Executive or recipient of the Executive's services; provided that the benefits provided pursuant to this clause (iii) shall be provided at the same premium cost to the Executive, if any, and coverage level as in effect as of the date of termination and to the extent that the Company is unable to provide for such continuation of such benefits pursuant to the terms of the applicable plans or applicable law, the Company shall provide an equivalent benefit to the Executive;

                  (iv) to the extent not already paid, the Executive shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination;

                  (v) to the extent not already paid, the Executive shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 45% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iv);


                  (vi) the Executive shall be entitled to receive standard outplacement services from a nationally recognized outplacement firm of the Company's selection for a period of up to two years from the date of termination; and

                  (vii) except as provided in Section 6, the Executive shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.

                  (c) The benefits pursuant to Sections 5.2(b)(iii) and 5.2(b)(vi) shall be made available upon a termination described in Section 5.2(b) even if such termination occurs after the expiration of the Term.
                  (d) Notwithstanding any other provision of this Section 5.2, no payment shall be made under this Section 5.2 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.2 until such release has become irrevocable.
         6.       Other Provisions.
                  6.1 Severability. The Executive acknowledges and agrees that the Executive has had an opportunity to seek advice of counsel in connection with this Agreement. If it is determined that any of the provisions of this Agreement is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.
                  6.2 Duration and Scope of Covenants. If any court or other decision-maker of competent jurisdiction determines that any of the Executive's covenants contained in this Agreement is unenforceable because of the duration or geographical scope of such provision, then, after such determination has become final and unappealable, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.
                  6.3 Legal Fees. The Company shall reimburse the Executive for all reasonable legal, accounting, actuarial and related fees and expenses incurred by the Executive in seeking in good faith to obtain or enforce any benefit or right provided under this Agreement, or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or such other Code Section imposing a similar tax that may hereafter be enacted) to any Payments or Gross Up Payments (each as defined in Section 6.16). Such reimbursement shall be made within 10 business days after receipt of the Executive's written request for reimbursement accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.
                  6.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:
                  (i)      If to the Company, to:

                           American National Property and Casualty Company
                           1949 East Sunshine Street
                           Springfield, Missouri 65899-0001
                           Attention: Gregory V. Ostergren, Chairman, President and Chief Executive Officer

                           and

                           American National Insurance Company
                           One Moody Plaza
                           Galveston, Texas 77550
                           Attention: G. Richard Ferdinandtsen, President and Chief Operating Officer

                           with a copy to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, New York  10166
                           Attention: Paul C. Meyer

                  (ii) If to the Executive, to the address set forth on the execution page hereof with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention: Frank A. Daniele

Any such person may by notice given in accordance with this Section 6.4 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.
                  6.5 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. The Executive hereby acknowledges and agrees that as of the Closing Date, the Executive expressly waives any and all rights under the Farm Family Life Insurance Company, Farm Family Casualty Insurance Company, Farm Family Holdings, Inc. Officer Severance Pay Plan, and that, effective as of the Closing Date, the Executive will not be entitled to receive any severance payments or other benefits thereunder or under any other severance policy or plan; and the Executive, for the Executive and the Executive's heirs and beneficiaries and other successors and assigns, effective as of the Closing Date, hereby expressly waives any and all rights thereunder to any severance payments or other benefits in respect of the Executive and the Executive's heirs and beneficiaries and other successors and assigns.
                  6.6 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.
                  6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
                  6.8 Assignment. This Agreement, and the Executive's rights and obligations hereunder, may not be assigned by the Executive; any purported assignment by the Executive in violation hereof shall be null and void. In the event of any sale, transfer or other disposition of all or substantially all of the Company's assets or business, whether by merger, consolidation or otherwise, the Company may assign this Agreement and its rights hereunder; provided that in such event, such assignee shall expressly assume all obligations of the Company hereunder and the Company shall remain secondarily liable for the performance of all such obligations.
                  6.9 Closing Date. This Agreement contemplates a Closing Date in 2001. If the Closing Date is prior to January 1, 2001, the Executive acknowledges and agrees that certain terms hereunder will need to be adjusted to reflect the intent of this Agreement in light of such earlier Closing Date, and such adjustments shall be agreed to in good faith between the parties. The Executive shall execute and deliver any and all documentation reasonably requested by the Company to effectuate such adjustments.
                  6.10 Withholding. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.
                  6.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, executors and legal representatives.
                  6.12 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two copies hereof each signed by one of the parties hereto.
                  6.13 Survival. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 5.2(c) and 6, shall survive termination of this Agreement and any termination of the Executive's employment hereunder in accordance with their terms.
                  6.14 Existing Agreements. The Executive represents to the Company that he is not subject or a party to any employment or consulting agreement, non-competition covenant or other agreement, covenant or understanding which might prohibit him from executing this Agreement or limit his ability to fulfill his responsibilities hereunder.
                  6.15 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
                  6.16 Parachutes. In the event that it is finally determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company (or any of its affiliated entities) to or for the benefit of the Executive (whether pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6.16) (the "Payments") would be subject to the excise tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross Up Payment") in an amount such that after payment by the Executive of all taxes (including any Excise Tax) imposed upon the Gross Up Payment, the Executive retains an amount of the Gross Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments and (y) the product of any deductions disallowed for federal, state or local income tax purposes because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal, state or local income taxation, respectively, for the calendar year in which the Gross Up Payment is to be made. For purposes of determining the amount of the Gross Up Payment, the Executive shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross Up Payment is to be made, (ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes and (iii) have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income. The Executive shall cooperate, to the extent the Executive's expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any contests or disputes with the Internal Revenue Service in connection with the Excise Tax.
                  6.17 Guarantee. For so long as the Company is a direct or indirect subsidiary of American National Insurance Company, American National Insurance Company shall guarantee all of the obligations to the Executive hereunder.

         IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.
                                      FARM FAMILY HOLDINGS, INC.

                                      By:      /s/ Clark W. Hinsdale III
                                               ---------------------------------

                                      Name:    Clark W. Hinsdale III
                                               ---------------------------------

                                      Title:   Chairman of the Board
                                               ---------------------------------

                                      /s/ Timothy A. Walsh
                                      ---------------------------
                                      Timothy A. Walsh




                                      AS TO SECTION 6.17 ONLY:
                                      AMERICAN NATIONAL INSURANCE COMPANY

                                      By:      /s/ G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Name:    G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Title:   President & C.O.O.

                                                                    Exhibit 10.4

EXECUTION COPY


                              EMPLOYMENT AGREEMENT



         EMPLOYMENT AGREEMENT dated as of October 31, 2000, by and between Farm Family Holdings, Inc., with its principal place of business at 344 Route 9W Glenmont, NY 12077 (the "Company"), and Victoria M. Stanton, residing at the address set forth on the execution page hereof (the "Executive"), and, as to
Section 6.17, American National Insurance Company.

         WHEREAS, Executive is currently a key employee of the Company;

         WHEREAS, the Company, American National Acquisition Company and American National Insurance Company are parties to a certain Agreement and Plan of Merger dated as of the date hereof (the "Transaction Agreement");

         WHEREAS, the Company and the Executive both agree that this Agreement shall only become effective on the Effective Time under the Transaction Agreement (the "Closing Date"); and

         WHEREAS, the Company wishes to offer continuing employment to the Executive in connection with the Acquisition and the Executive wishes to accept such offer, on the terms set forth below.

         Accordingly, the parties hereto agree as follows:
         1. Term. The Company hereby employs the Executive, and the Executive hereby accepts such employment, for an initial term of eighteen-months commencing as of the Closing Date, if the Executive is an employee of the Company immediately before such time, and ending on the eighteen-month anniversary of such date, unless sooner terminated in accordance with the provisions of Section 4 or Section 5 (the period during which the Executive is employed hereunder being hereinafter referred to as the "Term"). If there is no closing under the Transaction Agreement, this Agreement shall be null and void and of no further force or effect.
         2. Duties. During the Term, the Executive shall be employed by the Company as the Executive Vice President, General Counsel and Secretary of the Company, Farm Family Casualty Insurance Company, and Farm Family Life Insurance Company, and the General Counsel and Secretary of United Farm Family Insurance Company, and, as such, the Executive shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be reasonably specified and designated from time to time by the Board of Directors of the Company (the "Board"). The Executive shall report directly to the Chief Executive Officer of the Company. The Executive shall devote substantially all of her business time and effort to the performance of the Executive's duties hereunder, but will not be precluded from serving on boards of for-profit and not-for-profit organizations on which the Executive currently serves.
         3.       Compensation.
                  3.1 Salary. The Company shall pay the Executive during the Term a salary at the rate of $240,000 per annum (the "Annual Salary") in accordance with the customary payroll practices of the Company applicable to senior executives. On or before the one-year anniversary of the Closing Date, the Annual Salary shall be increased by no less than four percent.
                  3.2 Bonus. In addition to the Executive's Annual Salary, the Executive shall be paid for 2000 a bonus in an amount equal to the greater of the Earned Award or the Target Award Opportunity, each as defined under the Farm Family Holdings, Inc. Annual Incentive Plan (the "Bonus Plan") (the "2000 Bonus"), and for 2001 a bonus in an amount equal to (i) the greater of the Earned Award or the Target Award Opportunity, multiplied by (ii) a fraction (x) the numerator of which is the number of days in 2001 up to and through the Closing Date and (y) the denominator of which is 365 (the "2001 Bonus"). To the extent not already paid, the 2000 Bonus shall be paid on the earlier of the date the 2000 Bonus would otherwise be paid in the ordinary course of business consistent with past practices or the Closing Date. The 2001 Bonus shall be paid on the Closing Date. No other amounts shall be payable for 2000, 2001 or any period under or in connection with the Bonus Plan. For periods after the Closing Date, including the remainder of 2001, the Executive shall be entitled to receive performance-based bonuses on a basis that is comparable, as reasonably determined by the Company in good faith, to the basis in effect immediately before the date hereof under the Bonus Plan (without regard to this Section 3.2) with respect to potential payments and performance criteria, in a manner consistent with the Company's past practices; provided that the Executive's bonus range for such periods upon the attainment of the targets and goals shall be 22.5% to 67.5% of the Executive's Annual Salary.
                  3.3 Special Payments. In addition to the compensation set forth in Sections 3.1 and 3.2 above, the Executive, if employed at the time payment is to be made, shall receive a payment equal to $472,892 on the Closing Date, and, shall receive payments equal to $83,036 on each of the first three six-month anniversaries of the Closing Date (collectively, the "Special Payments").
                  3.4 Benefits - In General. The Executive, to the extent permitted by applicable law, shall be permitted during the Term to participate in life, hospitalization or disability insurance plans, health and dental programs, retirement plans, supplemental retirement plans, deferred compensation plans, option plans, fringe benefit programs, vacation and paid leave time programs, and similar benefits at a level and cost, if any, no less favorable in the aggregate than the level and cost of such benefits the Executive was entitled to receive immediately prior to the date hereof.
                  3.5 Specific Benefits. In addition to the benefits provided under Section 3.4, the Executive shall receive (i) an automobile allowance of $842 per month increased each January 1 following the Closing Date based on any increase in the CPI Transportation Index, (ii) personal use gasoline credit cards to purchase gasoline equal to up to $3,000 per year in the aggregate and
(iii) reimbursement for spousal travel on business trips consistent with the Company's past practices.
                  3.6 Expenses. The Company shall pay or reimburse the Executive for all ordinary and reasonable out-of-pocket expenses in accordance with the Company's expense reimbursement policy applicable to senior executives generally; provided that the Executive shall be entitled to reimbursement for all business related expenses to which the Executive was entitled immediately prior to the date hereof, including without limitation, expenses for travel, licensing and professional dues, continuing education and cell phone expenditures consistent with the Company's past practices.
         4. Termination upon Death or Disability. If the Executive dies during the Term, the Term shall terminate as of the date of death, and the obligations of the Company to or with respect to the Executive shall terminate in their entirety upon such date except as otherwise provided under this Section 4. If the Executive by virtue of ill health or other disability is unable to perform substantially and continuously the duties assigned to her for more than 180 consecutive or non-consecutive days out of any consecutive 12-month period, the Company shall have the right, to the extent permitted by law, to terminate the employment of the Executive upon notice in writing to the Executive. Upon termination of employment due to death or disability, (i) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive any Annual Salary and other benefits earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination);
(ii) to the extent not already paid, within the 30-day period to follow termination, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive all Special Payments provided for but not yet paid under Section 3.3; (iii) to the extent not already paid, the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination; (iv) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 45% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iii); and (v) except as provided in
Section 6, the Executive (or, in the case of her death, her estate and beneficiaries) shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.
         5.       Certain Terminations of Employment.
                  5.1 Termination for Cause; Termination of Employment by the Executive without Good Reason.
                  (a)  For purposes of this Agreement, "Cause" shall mean the
                  Executive's:
                  (i) felony conviction or the failure to contest prosecution for a felony;

                  (ii) willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any of its affiliated entities;

                  (iii) theft, participation in any material fraudulent conduct, or other acts involving material misappropriation of property; or

                  (iv) willful and continued failure to substantially perform the Executive's duties properly assigned to the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the Executive has not substantially performed such duties.

For purposes of determining Cause, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that her action or omission was in the best interests of the Company. Furthermore, the Executive shall not be deemed to have been terminated for Cause without (i) reasonable notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (ii) an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board, and (iii) delivery to the Executive of a notice of termination from the Board finding that in the good faith opinion of a majority of the Board, the Executive was guilty of conduct set forth in this Section 5.1(a).
                  (b) The Company may terminate the Executive's employment hereunder for Cause, and the Executive may terminate her employment without Good Reason on at least 15 days prior written notice given to the Company. If the Company terminates the Executive for Cause, or the Executive terminates her employment and the termination by the Executive is not covered by Section 4 or 5.2, (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment); (ii) the Executive shall receive any other bonus relating to a fiscal year ending prior to the date of such termination; and
(iii) except as provided in Section 6, the Executive shall have no further rights to any other compensation (including without limitation the Special Payments) or benefits hereunder on or after the termination of employment, or any other rights hereunder.
                  (c) Notwithstanding any other provision of this Section 5.1, no payment shall be made under this Section 5.1 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.1 until such release has become irrevocable.
                  5.2 Termination by the Company without Cause; or by the Executive for Good Reason.
                  (a) For purposes of this Agreement, "Good Reason" shall mean, unless otherwise consented to by the Executive,
                  (i) the assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities and status (including offices, titles and reporting requirements) as in effect immediately before the date hereof, except that the Company may reasonably adjust the duties (but not the status (including offices, titles and reporting requirements)) of the Executive to reflect changes to the manner in which the Company conducts its business resulting from the Company's status as a subsidiary corporation on and after the Closing Date;

                  (ii) a reduction of the Executive's Annual Salary in effect on the date hereof or as the same shall be increased from time to time; provided, however, that the potential increase referred to in Section 3.1 shall not constitute such an increase unless such increase is actually effected;

                  (iii) the permanent relocation of the principal place of the Executive's employment to a location that is more than 50 miles from the location of the principal place of the Executive's employment on the date immediately prior to the date hereof;

                  (iv) the material breach of any of the provisions of Sections 2 or 3.2 through 3.6 by the Company; or

                  (v) the failure of the Company to obtain an agreement, in form and substance reasonably satisfactory to the Executive, from any acquirer of or successor to the Company to expressly assume and agree to discharge the Company's obligations to the Executive under this Agreement.

The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein; provided, however, that the Executive must provide notice of termination of employment within 90 days following the Executive's knowledge of an event constituting Good Reason or such event shall not constitute Good Reason hereunder. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless the Company fails to cure the event giving rise to Good Reason within 20 business days after receipt of written notice thereof given by the Executive.
                  (b) The Company may terminate the Executive's employment at any time for any reason or no reason and the Executive may terminate the Executive's employment with the Company for Good Reason. If the Company terminates the Executive's employment and the termination is not covered by
Section 4 or 5.1, or the Executive terminates her employment for Good Reason,
                  (i) the Executive shall receive Annual Salary and other benefits earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment);

                  (ii) to the extent not already paid, within the 20-day period to follow termination, the Executive shall receive all Special Payments provided for but not yet paid under Section 3.3;

                  (iii) for a period of up to two years following the date of termination, the Executive shall continue to be eligible to receive health, dental, life and disability insurance benefits substantially similar to the benefits the Executive was entitled to receive immediately prior to the date of termination; provided, however, that any such benefits shall cease upon the earlier of (A) the Executive's attainment of age 65 or (B) the date the Executive becomes eligible to receive substantially similar benefits under the benefit plan or policy of a subsequent employer of the Executive or recipient of the Executive's services; provided that the benefits provided pursuant to this clause (iii) shall be provided at the same premium cost to the Executive, if any, and coverage level as in effect as of the date of termination and to the extent that the Company is unable to provide for such continuation of such benefits pursuant to the terms of the applicable plans or applicable law, the Company shall provide an equivalent benefit to the Executive;

                  (iv) to the extent not already paid, the Executive shall receive the 2000 Bonus, the 2001 Bonus and any other bonus relating to a fiscal year ending prior to the date of such termination, paid when such bonuses would have otherwise been paid without regard to such termination;

                  (v) to the extent not already paid, the Executive shall receive a bonus for the fiscal year in which such termination occurs, based on a minimum target bonus of 45% of the Executive's Annual Salary, prorated for the number of days elapsed in such fiscal year as of the date of termination, paid without duplication of any amounts due under clause (iv);


                  (vi) the Executive shall be entitled to receive standard outplacement services from a nationally recognized outplacement firm of the Company's selection for a period of up to two years from the date of termination; and

                  (viii) except as provided in Section 6, the Executive shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder.

                  (c) The benefits pursuant to Sections 5.2(b)(iii) and 5.2(b)(vi) shall be made available upon a termination described in Section 5.2(b) even if such termination occurs after the expiration of the Term.
                  (d) Notwithstanding any other provision of this Section 5.2, no payment shall be made under this Section 5.2 unless and until the Executive has executed and delivered a general release of all claims against the Company and its affiliates (other than with respect to any claims the Executive may have under Section 6.3 or 6.16) acceptable to the Company, and such release has become irrevocable in accordance with its terms. Notwithstanding any other provision hereof, no payment shall be made under this Section 5.2 until such release has become irrevocable.
         6.       Other Provisions.
                  6.1 Severability. The Executive acknowledges and agrees that the Executive has had an opportunity to seek advice of counsel in connection with this Agreement. If it is determined that any of the provisions of this Agreement is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.
                  6.2 Duration and Scope of Covenants. If any court or other decision-maker of competent jurisdiction determines that any of the Executive's covenants contained in this Agreement is unenforceable because of the duration or geographical scope of such provision, then, after such determination has become final and unappealable, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.
                  6.3 Legal Fees. The Company shall reimburse the Executive for all reasonable legal, accounting, actuarial and related fees and expenses incurred by the Executive in seeking in good faith to obtain or enforce any benefit or right provided under this Agreement, or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or such other Code Section imposing a similar tax that may hereafter be enacted) to any Payments or Gross Up Payments (each as defined in Section 6.16). Such reimbursement shall be made within 10 business days after receipt of the Executive's written request for reimbursement accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.
                  6.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:
                  (i)      If to the Company, to:

                           American National Property and Casualty Company
                           1949 East Sunshine Street
                           Springfield, Missouri 65899-0001
                           Attention: Gregory V. Ostergren, Chairman, President and Chief Executive Officer

                           and

                           American National Insurance Company
                           One Moody Plaza
                           Galveston, Texas 77550
                           Attention: G. Richard Ferdinandtsen, President and Chief Operating Officer

                           with a copy to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, New York  10166
                           Attention: Paul C. Meyer

                  (ii) If to the Executive, to the address set forth on the execution page hereof with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention: Frank A. Daniele

Any such person may by notice given in accordance with this Section 6.4 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.
                  6.5 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. The Executive hereby acknowledges and agrees that as of the Closing Date, the Executive expressly waives any and all rights under the Farm Family Life Insurance Company, Farm Family Casualty Insurance Company, Farm Family Holdings, Inc. Officer Severance Pay Plan, and that, effective as of the Closing Date, the Executive will not be entitled to receive any severance payments or other benefits thereunder or under any other severance policy or plan; and the Executive, for the Executive and the Executive's heirs and beneficiaries and other successors and assigns, effective as of the Closing Date, hereby expressly waives any and all rights thereunder to any severance payments or other benefits in respect of the Executive and the Executive's heirs and beneficiaries and other successors and assigns.
                  6.6 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.
                  6.7      GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
                  6.8 Assignment. This Agreement, and the Executive's rights and obligations hereunder, may not be assigned by the Executive; any purported assignment by the Executive in violation hereof shall be null and void. In the event of any sale, transfer or other disposition of all or substantially all of the Company's assets or business, whether by merger, consolidation or otherwise, the Company may assign this Agreement and its rights hereunder; provided that in such event, such assignee shall expressly assume all obligations of the Company hereunder and the Company shall remain secondarily liable for the performance of all such obligations.
                  6.9 Closing Date. This Agreement contemplates a Closing Date in 2001. If the Closing Date is prior to January 1, 2001, the Executive acknowledges and agrees that certain terms hereunder will need to be adjusted to reflect the intent of this Agreement in light of such earlier Closing Date, and such adjustments shall be agreed to in good faith between the parties. The Executive shall execute and deliver any and all documentation reasonably requested by the Company to effectuate such adjustments.
                  6.10 Withholding. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.
                  6.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, executors and legal representatives.
                  6.12 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two copies hereof each signed by one of the parties hereto.
                  6.13 Survival. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 5.2(c) and 6, shall survive termination of this Agreement and any termination of the Executive's employment hereunder in accordance with their terms.
                  6.14 Existing Agreements. The Executive represents to the Company that she is not subject or a party to any employment or consulting agreement, non-competition covenant or other agreement, covenant or understanding which might prohibit her from executing this Agreement or limit her ability to fulfill her responsibilities hereunder.
                  6.15 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
                  6.16 Parachutes. In the event that it is finally determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company (or any of its affiliated entities) to or for the benefit of the Executive (whether pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6.16) (the "Payments") would be subject to the excise tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross Up Payment") in an amount such that after payment by the Executive of all taxes (including any Excise Tax) imposed upon the Gross Up Payment, the Executive retains an amount of the Gross Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments and (y) the product of any deductions disallowed for federal, state or local income tax purposes because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal, state or local income taxation, respectively, for the calendar year in which the Gross Up Payment is to be made. For purposes of determining the amount of the Gross Up Payment, the Executive shall be deemed to (i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross Up Payment is to be made, (ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes and (iii) have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross Up Payment in the Executive's adjusted gross income. The Executive shall cooperate, to the extent the Executive's expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any contests or disputes with the Internal Revenue Service in connection with the Excise Tax.
                  6.17 Guarantee. For so long as the Company is a direct or indirect subsidiary of American National Insurance Company, American National Insurance Company shall guarantee all of the obligations to the Executive hereunder.

         IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.
                                      FARM FAMILY HOLDINGS, INC.

                                      By:      /s/ Clark W. Hinsdale III
                                               ---------------------------------

                                      Name:    Clark W. Hinsdale III
                                               ---------------------------------

                                      Title:   Chairman of the Board
                                               ---------------------------------

                                      /s/ Victoria M. Stanton
                                      ---------------------------
                                      Victoria M. Stanton




                                      AS TO SECTION 6.17 ONLY:
                                      AMERICAN NATIONAL INSURANCE COMPANY

                                      By:      /s/ G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Name:    G. Richard Ferdinandtsen
                                               ---------------------------------

                                      Title:   President & C.O.O.
                                               ---------------------------------

   ===========================================================================
                                                                    Exhibit 99.1



                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                      AMERICAN NATIONAL INSURANCE COMPANY,

                     AMERICAN NATIONAL ACQUISITION COMPANY,

                                       AND

                           FARM FAMILY HOLDINGS, INC.

                          DATED AS OF October 31, 2000



   ===========================================================================


iii

                                TABLE OF CONTENTS





Article I                  THE MERGER............................................................................1
         Section 1.1.      The Merger............................................................................1
         Section 1.2.      Closing...............................................................................1
         Section 1.3.      Effective Time........................................................................1
         Section 1.4.      Effects of the Merger.................................................................2
         Section 1.5.      Certificate of Incorporation; By-laws.................................................2
         Section 1.6.      Directors and Officers................................................................2

Article II                 EFFECT OF THE MERGER ON SECURITIES....................................................2
         Section 2.1.      Effect on Common Stock and Preferred Stock............................................2
                           (a)      Cancellation of Treasury Stock and Parent-Owned Stock........................2
                           (b)      Conversion of Subsidiary Common Stock........................................3
                           (c)      Conversion of Common Stock and Preferred Stock...............................3
         Section 2.2.      Dissenting Shares.....................................................................3
         Section 2.3.      Surrender of Shares; Stock Transfer Books.............................................4
                           (a)      Paying Agent.................................................................4
                           (b)      Surrender of Shares..........................................................4
                           (c)      Exchange Fund................................................................4
                           (d)      No Further Ownership Rights in Common Stock or Preferred Stock...............5
                           (e)      Lost Certificates............................................................5
                           (f)      Adjustments to Prevent Dilution..............................................5
         Section 2.4.      Stock Options.........................................................................5

Article III                REPRESENTATIONS AND WARRANTIES........................................................6
         Section 3.1.      Representations and Warranties of the Company.........................................6
                           (a)      Organization, Standing and Corporate Power...................................6
                           (b)      Certificates of Incorporation and By-laws; Minute Books......................7
                           (c)      Capital Structure............................................................7
                           (d)      Authority; Noncontravention..................................................8
                           (e)      SEC Documents; Financial Statements..........................................9
                           (f)      Information in Proxy Statement..............................................10
                           (g)      Absence of Certain Changes or Events........................................10
                           (h)      Benefit Plans...............................................................10
                           (i)      Taxes.......................................................................12
                           (j)      No Excess Parachute Payments................................................13
                           (k)      Compliance with Applicable Laws.............................................13
                           (l)      Litigation..................................................................14
                           (m)      Undisclosed Liabilities.....................................................14
                           (n)      Opinion of Financial Advisor................................................14
                           (o)      Voting Requirements.........................................................14
                           (p)      Rights Agreement; Takeover Statutes.........................................14
                           (q)      Brokers.....................................................................15
                           (r)      Material Contracts..........................................................15


                           (s)      Insurance Business..........................................................15
                           (t)      Liabilities and Reserves....................................................16
                           (u)      Approvals and Permits.......................................................17
                           (v)      Intellectual Property.......................................................17
         Section 3.2.      Representations and Warranties of Parent and Subsidiary..............................17
                           (a)      Organization, Standing and Corporate Power..................................18
                           (b)      Capitalization of Subsidiary................................................18
                           (c)      Authority; Noncontravention.................................................18
                           (d)      Information in Proxy Statement..............................................19
                           (e)      Financing...................................................................19
                           (f)      Approvals and Permits.......................................................19
                           (g)      Brokers.....................................................................20
                           (h)      Share Ownership.............................................................20
                           (i)      Interim Operations..........................................................20

Article IV                 COVENANTS RELATING TO CONDUCT OF BUSINESS PRIOR TO MERGER............................20
         Section 4.1.      Conduct of Business of the Company...................................................20

Article V                  ADDITIONAL AGREEMENTS................................................................22
         Section 5.1.      Proxy Statement......................................................................22
         Section 5.2.      Stockholders Meeting.................................................................22
         Section 5.3.      Access to Information; Confidentiality...............................................23
         Section 5.4.      Commercially Reasonable Efforts......................................................23
         Section 5.5.      Benefit Plans........................................................................23
         Section 5.6.      Indemnification and Insurance........................................................24
         Section 5.7.      Public Announcements.................................................................26
         Section 5.8.      Acquisition Proposals................................................................26
         Section 5.9.      Fiduciary Duties.....................................................................27
         Section 5.10.     Certain Fees.........................................................................28
         Section 5.11.     Consents, Approvals and Filings......................................................28
         Section 5.12.     Employment Agreements................................................................29

Article VI                 CONDITIONS PRECEDENT.................................................................29
         Section 6.1.      Conditions to Each Party's Obligation To Effect the Merger...........................29
                           (a)      Stockholder Approval........................................................29
                           (b)      Governmental, Regulatory Consents...........................................29
                           (c)      HSR Act.....................................................................29
                           (d)      No Injunctions or Restraints................................................29
         Section 6.2.      Conditions to Obligations of Parent and Subsidiary...................................30
                           (a)      Representations and Warranties..............................................30
                           (b)      Performance of Obligations of the Company...................................30
         Section 6.3.      Conditions to Obligation of the Company..............................................30
                           (a)      Representations and Warranties..............................................30
                           (b)      Performance of Obligations of Parent and Subsidiary.........................30
         Section 6.4.      Frustration of Closing Conditions....................................................30

Article VII                TERMINATION, AMENDMENT AND WAIVER....................................................31
         Section 7.1.      Termination..........................................................................31

         Section 7.2.      Effect of Termination................................................................32
         Section 7.3.      Amendment............................................................................32
         Section 7.4.      Extension; Waiver....................................................................32
         Section 7.5.      Procedure for Termination, Amendment, Extension or Waiver............................32

Article VIII               GENERAL PROVISIONS...................................................................32
         Section 8.1.      Nonsurvival of Representations and Warranties........................................32
         Section 8.2.      Fees and Expenses....................................................................32
         Section 8.3.      Certain Definitions..................................................................33
         Section 8.4.      Notices..............................................................................33
         Section 8.5.      Interpretation.......................................................................35
         Section 8.6.      Counterparts.........................................................................35
         Section 8.7.      Entire Agreement; No Other Representations; Third-Party Beneficiaries................35
         Section 8.8.      Governing Law........................................................................35
         Section 8.9.      Assignment...........................................................................35
         Section 8.10.     Enforcement and Consent to Jurisdiction..............................................36
         Section 8.11.     Severability.........................................................................36



                             INDEX OF DEFINED TERMS


Term                                                                    Section
-----                                                                   --------

Acquisition Proposal                                                    5.8
affiliate                                                               8.3(a)
Agent                                                                   3.1(s)(ii)
Agreement                                                               Introductory Paragraph
Annual Statements                                                       3.1(e)(ii)
Benefit Plans                                                           3.1(h)(i)
Best                                                                    3.1(a)
Bonus Plan                                                              5.5(c)
By-laws                                                                 1.5(b)
Certificate of Incorporation                                            1.5(a)
Certificates                                                            2.3(b)
Closing                                                                 1.2
Closing Date                                                            1.2
Code                                                                    3.1(h)(ii)
Commonly Controlled Entity                                              3.1(h)(ii)
Common Merger Consideration                                             2.1(c)
Common Stock                                                            2.1
Company                                                                 Introductory Paragraph
Company By-laws                                                         3.1(b)
Company Certificate                                                     3.1(b)
Company Disclosure Schedules                                            3.1
Company Insurance Contracts                                             3.1(s)(i)
Company Material Adverse Effect                                         3.1(a)
Confidentiality Agreement                                               5.3
Continuing Employees                                                    5.5(a)
Contract                                                                8.3(f)
Delaware Secretary of State                                             1.3
DGCL                                                                    1.1
Designated Officers                                                     8.3(g)
Dissenting Shares                                                       2.2
D&O Insurance                                                           5.6(c)
Effective Time                                                          1.3
ERISA                                                                   3.1(h)(i)
Exchange Act                                                            3.1(d)
Exchange Fund                                                           2.3(a)
FFCIC                                                                   3.1(a)
FFLIC                                                                   3.1(a)
Filed SEC Documents                                                     3.1(g)
Form 10-K                                                               3.1(m)
GAAP                                                                    8.3(b)
Governmental Entity                                                     3.1(d)
HSR Act                                                                 3.1(d)
Indemnified Parties                                                     5.6(a)

Insurance Laws                                                          3.1(k)(i)
Insurance Regulator                                                     3.1(e)(ii)
Insurers                                                                3.1(e)(ii)
Intellectual Property                                                   3.1(v)(i)
knowledge                                                               8.3(e)
Laws                                                                    3.1(k)(ii)
Liens                                                                   3.1(c)
Maximum Premium                                                         5.6(c)
Merger                                                                  Recitals
Merger Consideration                                                    2.1(c)
New York Court                                                          8.10
Option Consideration                                                    2.4(a)
Parent                                                                  Introductory Paragraph
Parent Disclosure Schedule                                              3.2
Parent Material Adverse Effect                                          3.2(a)
Paying Agent                                                            2.3(a)
PBGC                                                                    3.1(h)(ii)
Permitted Lien                                                          8.3(b)
person                                                                  8.3(c)
Preferred Merger Consideration                                          2.1(c)
Preferred Stock                                                         2.1
Proxy Statement                                                         3.1(d)
Reinsurance Contracts                                                   3.1(s)(iii)
Representatives                                                         5.8
Rights                                                                  3.1(c)
Rights Agreement                                                        3.1(c)
SAP                                                                     3.1(e)(ii)
SEC                                                                     3.1(d)
SEC Documents                                                           3.1(e)(i)
Securities Act                                                          3.1(e)(i)
State Insurance Approvals                                               3.1(d)
Stockholder Approval                                                    3.1(d)
Stock Option                                                            2.4(a)
Stock Option Plan                                                       2.4(a)
Stockholders Meeting                                                    5.2
Stub Period Bonuses                                                     5.5(c)
Subsidiary                                                              Introductory Paragraph
subsidiary                                                              8.3(d)
Surviving Corporation                                                   1.1
Tax Returns                                                             3.1(i)(v)
Taxes                                                                   3.1(i)(v)
2000 Bonuses                                                            5.5(c)


                 AGREEMENT AND PLAN OF MERGER (the "Agreement")
                          DATED AS OF OCTOBER 31, 2000
                                      AMONG
                      AMERICAN NATIONAL INSURANCE COMPANY,
                      A TEXAS INSURANCE COMPANY ("Parent"),
                     AMERICAN NATIONAL ACQUISITION COMPANY,
                     A DELAWARE CORPORATION ("Subsidiary"),
                                       AND
                           FARM FAMILY HOLDINGS, INC.,
                     A DELAWARE CORPORATION (the "Company").

                  WHEREAS, the Board of Directors of each of Parent, Subsidiary and the Company has adopted resolutions approving this Agreement, pursuant to which Subsidiary shall be merged with and into the Company (the "Merger"); and

                  WHEREAS, Parent, Subsidiary and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

                  NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   Article I

                                   THE MERGER

     Section 1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Subsidiary shall be merged with and into the Company at the Effective Time (as hereinafter defined). Upon the Effective Time, the separate existence of Subsidiary shall cease, and the Company shall continue as the surviving corporation (the "Surviving Corporation").

     Section 1.2. Closing. Unless this Agreement shall have been terminated pursuant to Section 7.1 and subject to the satisfaction or waiver of each of the conditions set forth in Article VI, the closing of the Merger (the "Closing") shall take place at 10:00 a.m. on the date that is the fifth business day following the date on which the last to be fulfilled or waived of the conditions set forth in Section 6.1 shall be fulfilled or waived in accordance with this Agreement (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York, unless another date, time or place is agreed to in writing by the parties hereto. The actual date and time of the Closing are herein referred to as the "Closing Date".

     Section 1.3. Effective Time. The parties hereto will file with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") on the date of the Closing (or on such other later date as Parent and the Company may agree in writing) a certificate of merger or other appropriate documents, executed in accordance with the relevant provisions of the DGCL, and make all other filings or recordings required under the DGCL in connection with the Merger. The Merger shall become effective upon the filing of the certificate of merger with the Delaware Secretary of State, or at such later time as is specified in the certificate of merger (the "Effective Time").

     Section 1.4. Effects of the Merger. The Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Subsidiary shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Subsidiary shall become the debts, liabilities and duties of the Surviving Corporation, all as provided under the DGCL.

     Section 1.5. Certificate of Incorporation; By-laws. (a) At the Effective Time and without any further action on the part of the Company or Subsidiary, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the "Certificate of Incorporation") until thereafter amended as provided therein and under the DGCL.

     (b) At the Effective Time and without any further action on the part of the Company or Subsidiary, the by-laws of the Company as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation (the "By-laws") until thereafter amended or repealed in accordance with their terms or the Certificate of Incorporation of the Surviving Corporation and as provided under the DGCL.

     Section  1.6.   Directors  and   Officers.   The  directors  of  Subsidiary
immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be, from and after the Effective Time, the initial officers of the Surviving Corporation, in each case until the earlier of their resignation or removal or until their respective successors are duly elected or appointed (as the case may be) and qualified.

                                   Article II

                       EFFECT OF THE MERGER ON SECURITIES

     Section 2.1. Effect on Common Stock and Preferred Stock . At the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of the outstanding common stock, par value $.01 per share (the "Common Stock"), or the holders of any shares of the outstanding Preferred Stock, Series A, par value $.01 per share (the "Preferred Stock") of the Company or any other shares of capital stock of the Company or any shares of capital stock of Subsidiary:

     (a) Cancellation of Treasury Stock and Parent-Owned Stock. Each share of Common Stock and Preferred Stock issued and outstanding immediately prior to the Effective Time that is owned by the Company or any subsidiary of the Company or by Parent or any subsidiary of Parent (together, in each case, with any associated Right (as defined in Section 3.1(c)) shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

     (b) Conversion of Subsidiary Common Stock. Each share of common stock of Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.

     (c) Conversion of Common Stock and Preferred Stock. Subject to Sections 2.1(a) and 2.2, (i) each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.1(a) and any Dissenting Shares (as defined in Section 2.2)) together with the associated Right shall be canceled, extinguished and converted automatically into the right to receive an amount equal to $44.00 per share in cash (the "Common Merger Consideration") and (ii) each share of Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.1(a) and any Dissenting Shares) shall be canceled, extinguished and converted automatically into the right to receive an amount equal to $35.72 per share, plus accrued and unpaid dividends thereon to the Closing Date, in cash (the "Preferred Merger Consideration" and, collectively with the Common Merger Consideration, the "Merger Consideration"), in each case, payable to the holder thereof, without interest, upon surrender of the certificate that prior to the Merger represented such share of Common Stock or Preferred Stock, as applicable, in the manner provided in Section 2.3(b), less any required withholding taxes.

     Section 2.2. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock (together with the associated Rights) and Preferred Stock that are issued and outstanding immediately prior to the Effective Time and are held by any stockholders who shall have not voted in favor of or consented to the Merger and who shall have delivered a written demand for appraisal of such shares of Common Stock or Preferred Stock in the time and manner provided in Section 262 of the DGCL and shall not have failed to perfect or shall not have effectively withdrawn or lost their rights to appraisal and payment under the DGCL (the "Dissenting Shares") shall not be converted into the right to receive the Common Merger Consideration or the Preferred Merger Consideration, as applicable, but shall be entitled to receive the consideration as shall be determined pursuant to Section 262 of the DGCL; provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to appraisal and payment under the DGCL, such holder's shares of Common Stock (together with the associated Rights) or Preferred Stock shall thereupon be deemed to have been converted, at the Effective Time, into the right to receive the Common Merger Consideration or the Preferred Merger Consideration, as applicable, set forth in
Section 2.1(c) of this Agreement, without any interest thereon, less any required withholding taxes. The Company shall give Parent (i) prompt notice of any demands for appraisal pursuant to Section 262 of the DGCL received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.

     Section 2.3. Surrender of Shares; Stock Transfer Books.

     (a) Paying Agent. Prior to the Effective Time, Subsidiary shall designate a bank or trust company (which shall be reasonably satisfactory to the Company) to act as agent for the holders of Common Stock and Preferred Stock in connection with the Merger (the "Paying Agent") to receive the Common Merger Consideration and the Preferred Merger Consideration to which holders of Common Stock and Preferred Stock shall become entitled pursuant to Section 2.1(c), as applicable. At the Closing, Parent shall deposit in trust with the Paying Agent, for the benefit of the holders of Common Stock and Preferred Stock, cash in immediately available funds in an amount equal to the aggregate Merger Consideration (such cash being hereinafter referred to as the "Exchange Fund"). Such funds shall be invested by the Paying Agent as directed by Subsidiary or, after the Effective Time, the Surviving Corporation; provided, however, that such investments shall only be in obligations of or guaranteed by the United States of America. Any net profit resulting from, or interest or income produced by, such investments will be payable to the Surviving Corporation or Parent, as Parent directs.

     (b) Surrender of Shares. As soon as practicable after the Effective Time (but in no event more than five business days after the Effective Time), the Surviving Corporation shall cause to be mailed to each record holder, as of the Effective Time, of an outstanding certificate or certificates which immediately prior to the Effective Time represented shares of Common Stock or Preferred Stock (the "Certificates"), a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the Paying Agent) and instructions for use in effecting the surrender of the Certificates for payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable. Upon surrender to the Paying Agent of a Certificate (or affidavits of loss in lieu thereof), together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Common Merger Consideration or the Preferred Merger Consideration, as applicable, for each share of Common Stock or Preferred Stock formerly represented by such Certificate, and such Certificate shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Certificates on the Merger Consideration payable upon the surrender of the Certificates and any payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable, may be made less any required withholding taxes. If payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable, is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable, to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable.

     (c) Exchange Fund. At any time following six months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest and other income received with respect thereto) which had been made available to the Paying Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Common Merger Consideration or the Preferred Merger Consideration, as applicable, payable upon due surrender of their Certificates. Notwithstanding the foregoing, neither the Surviving Corporation nor the Paying Agent shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (d) No Further Ownership Rights in Common Stock or Preferred Stock. From and after the Effective Time, the holders of Certificates evidencing ownership of shares of Common Stock or Preferred Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Common Stock or Preferred Stock except as otherwise provided for herein or by applicable law. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates representing shares of Common Stock or Preferred Stock, and if such certificates are presented to the Company for transfer, they shall be canceled against delivery of the Merger Consideration as herein provided. The Common Merger Consideration or the Preferred Merger Consideration, as applicable, paid upon the surrender for exchange of certificates representing shares of Common Stock or Preferred Stock in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock or Preferred Stock theretofore represented by such certificates.

     (e) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Common Merger Consideration or the Preferred Merger Consideration, as applicable, set forth in Section 2.1(c) with respect to the shares of Common Stock or Preferred Stock formerly represented thereby, without any interest thereon.

     (f) Adjustments to Prevent Dilution. In the event that the Company changes the number of shares of Common Stock or Preferred Stock issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be equitably adjusted to reflect such change.

     Section 2.4. Stock Options. (a) Pursuant to Section 10.3 of the Company's Omnibus Securities Plan (the "Stock Option Plan"), upon the occurrence of a Change of Control (as defined in the Stock Option Plan) each then outstanding stock option to purchase Common Stock (each a "Stock Option") granted under the Stock Option Plan shall immediately vest and become exercisable. Immediately before the Effective Time, and as contemplated by
Section 10.3 of the Stock Option Plan, each then outstanding Stock Option granted under the Company's Stock Option Plan, whether or not then vested or exercisable, shall terminate and be sold to and canceled by the Company, and each holder of such terminated Stock Option shall receive from the Company at the Effective Time (and, if requested by the Company, Parent shall provide funds to the Company in the form of a loan sufficient for it to make such payments) in consideration for the termination of such Stock Option an amount in cash equal to the product of (i) the number of shares of Common Stock that were subject to such Stock Option immediately prior to its termination pursuant to this Section
2.4 and (ii) the excess, if any, of (A) the higher of (1) the Common Merger Consideration per share of Common Stock or (2) the Fair Market Value (as defined in the Stock Option Plan) immediately prior to the occurrence of the Change of Control (as defined in the Stock Option Plan) per share of the Common Stock over
(B) the exercise price per share of Common Stock subject to such Stock Option immediately prior to its termination pursuant to this Section 2.4 (the "Option Consideration"). This provision is intended to and does exercise the rights of the Board of Directors of the Company to make such determinations under Section
10.3 of the Stock Option Plan. The provisions of this section shall survive the Merger and are intended to be for the benefit of, and shall be enforceable by, Stock Option holders and, as applicable, their descendents, heirs and representatives.

     (b) Any payment made pursuant to this Section 2.4 may be made less any required withholding taxes.

                                  Article III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.1. Representations and Warranties of the Company. Except as set forth in the corresponding sections or subsections of the disclosure schedules delivered to Parent by the Company on or prior to entering into this Agreement (the "Company Disclosure Schedules"), the Company represents and warrants to Parent and Subsidiary as follows:

     (a) Organization, Standing and Corporate Power. The Company and each subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all the requisite corporate power and authority to carry on its business as now being conducted and to own its properties and assets. The Company and each subsidiary of the Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.

     As used in this Agreement, a "Company Material Adverse Effect" with respect to the Company means a material adverse effect on (i) the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement other than, in either case, any such effect resulting from (1) changes in general economic or securities or financial market conditions (including changes in interest rates), (2) any occurrence or condition generally affecting any segment of the property and casualty insurance, life insurance or reinsurance industry in which the Company or any of its subsidiaries participates (including natural catastrophe events and any change or proposed change in law or regulations in any jurisdiction), (3) any increase in the reserve for uncollectable reinsurance, or any write-off of reinsurance recoverable assets as uncollectable, (4) any occurrence or condition arising out of the transactions contemplated by this Agreement or the public announcement thereof (including an occurrence or condition arising out of the identity of or fact relating to Parent), and (5) (A) any downgrade or potential downgrade by A.M. Best Company, Inc. ("Best") of the claims paying ability rating of Farm Family Casualty Insurance Company ("FFCIC") or Farm Family Life Insurance Company ("FFLIC") to a level not below "B+", or (B) any downgrade or potential downgrade by Best of the claims paying ability rating of FFCIC or FFLIC attributable to any of the circumstances identified in clauses (1), (2), (3) or
(4) of this paragraph or any facts or circumstances relating to Parent or any of its subsidiaries (including an occurrence or condition arising out of the identity of Parent or any of its subsidiaries); provided, however, that for these purposes the loss of FFCIC's or FFLIC's license to transact insurance in any state in which FFCIC or FFLIC transacts insurance on the date hereof shall constitute a Company Material Adverse Effect.

     (b) Certificates of Incorporation and By-laws; Minute Books. The Company has made available to Parent true and complete copies of its certificate of incorporation (the "Company Certificate") and by-laws (the "Company By-Laws") and the certificates of incorporation and by-laws of each of its subsidiaries, in each case as amended to the date hereof. The Company has made available to Parent true and complete copies of the minute books of the meetings of the Company's and its subsidiaries' stockholders and Boards of Directors for the period January 1, 1996 to October 27, 2000. The minute books of the Company accurately reflect in all material respects all resolutions adopted at all meetings of its stockholders and its Board of Directors during such period. The minute books of the subsidiaries of the Company accurately reflect in all material respects all resolutions adopted at all meetings of their respective Boards of Directors during such period.

     (c) Capital Structure. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. At the close of business on October 27, 2000, 6,003,983 shares of Common Stock were issued and outstanding, 496,700 shares of Common Stock were reserved for issuance pursuant to outstanding Stock Options issued under the Stock Option Plan, 163,214 shares of Preferred Stock, were issued and outstanding and 70,000 shares of Junior Participating Cumulative Preferred Stock, par value $.01 per share, were reserved for issuance in connection with the rights (the "Rights") issued pursuant to the Rights Agreement dated as of July 29, 1997, as amended (the "Rights Agreement"), between the Company and The Bank of New York. Except as set forth above, at the close of business on October 27, 2000, no shares of capital stock or other equity securities of the Company were issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and not subject to preemptive rights. No bonds, debentures, notes or other indebtedness of the Company or any subsidiary of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of the Company or any subsidiary of the Company may vote are issued or outstanding. Section 3.1(c) of the Company Disclosure Schedule lists each subsidiary of the Company. All outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, by one or more wholly owned subsidiaries of the Company or by the Company and one or more such wholly owned subsidiaries, free and clear of all pledges, claims, liens, charges, assessments, encumbrances and security interests of any kind (collectively, "Liens"). Except as set forth above or in
Section 3.1(c) of the Company Disclosure Schedule, there are not any securities, options, warrants, rights, commitments or agreements of any kind to which the Company or any of its subsidiaries is a party or by which any of them is bound obligating any of them to issue, sell or deliver, or repurchase, redeem or otherwise acquire, shares of capital stock or other equity or voting securities of any of them or securities convertible into or exchangeable for capital stock or voting securities of the Company, or obligating any of them to issue, sell, deliver, grant, extend or enter into any such security, option, warrant, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its subsidiaries.

     (d) Authority; Noncontravention. The Company has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the requisite approval of the plan of merger set forth in this Agreement by the holders of at least a majority of all outstanding shares of Common Stock and Preferred Stock, voting together as a class, entitled to vote thereon (the "Stockholder Approval"), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to the Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Subsidiary, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms or equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as disclosed in Section 3.1(d) of the Company Disclosure Schedule, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, (i) subject to the Stockholder Approval, conflict with any of the provisions of the Company Certificate or the Company By-laws or the comparable documents of any subsidiary of the Company, (ii) subject to the matters referred to in the next sentence, conflict with, result in a breach of or default under, give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien on any property or asset of the Company or any of its subsidiaries under, any indenture or other agreement, permit, franchise, license or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their assets is bound or affected, or (iii) subject to the matters referred to in the next sentence, contravene any statute, law, ordinance, rule, regulation, order, judgment, injunction, decree, determination or award applicable to the Company or any of its subsidiaries or any of their respective properties or assets, which, in the case of clauses (ii) and (iii) above, would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any court, governmental or regulatory authority or agency, domestic or foreign (a "Governmental Entity"), is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (i) the filing of premerger notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") with respect to the Merger, (ii) the approvals, filings, authorizations, orders and notices required under the insurance laws ("State Insurance Approvals") of the jurisdictions set forth in Section 3.1(d) of the Company Disclosure Schedule,
(iii) the filing with the Securities and Exchange Commission (the "SEC") of a proxy statement relating to the Stockholder Approval contemplated by Section 5.1 (the "Proxy Statement") and of such reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iv) the filing of the certificate of merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (v) such other consents, approvals, authorizations, declarations, filings or notices as are set forth in Section 3.1(d) of the Company Disclosure Schedule, (vi) any applicable filings and approvals under state anti-takeover laws, state securities or "blue sky" laws or New York Stock Exchange, Inc. or National Association of Securities Dealers, Inc. requirements and (vii) such other consents, approvals, authorizations, declarations, filings or notices the failure to obtain or make which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

     (e) SEC Documents; Financial Statements. (i) The Company has made available to Parent all registration statements, proxy statements, annual reports, quarterly reports and reports on Form 8-K filed by the Company with the SEC since January 1, 1999 (as such documents have been amended since the time of their filing, collectively, the "SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the SEC Documents (i) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the
SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end adjustments).

        (ii) The Company has previously furnished to Parent true and complete copies of the annual statements for each of the years ended December 1998 and December 1999, together with all exhibits and schedules thereto (collectively, the "Annual Statements"), with respect to each of FFCIC, FFLIC and United Farm Family Insurance Company (together with FFCIC and FFLIC, the "Insurers"), in each case as filed with the Governmental Entity charged with supervision of insurance companies of such Insurer's jurisdiction of domicile (the "Insurance Regulator"). The Annual Statements were prepared in conformity with statutory accounting practices prescribed or permitted by such Insurance Regulator applied on a consistent basis ("SAP") and present fairly, to the extent required by and in conformity with SAP, except as expressly set forth in the notes, exhibits or schedules thereto, in all material respects the statutory financial condition of such Insurer at their respective dates and the results of operations, changes in capital and surplus and cash flow of such Insurer for each of the periods then ended.

     (f) Information in Proxy Statement. The Proxy Statement, at the date it is first mailed to the Company's stockholders and at the time of the Stockholders Meeting (as defined in Section 5.2), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, no representation or warranty is made by the Company in this Section 3.1(f) with respect to information supplied by Parent or Subsidiary for inclusion or incorporation by reference in the Proxy Statement.

     (g) Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed and publicly available prior to the date of this Agreement (the "Filed SEC Documents") or in Section 3.1(g) of the Company Disclosure Schedule, since the date of the most recent audited financial statements included in the Filed SEC Documents, the Company and its subsidiaries have conducted their business in the ordinary course consistent with past practice, and there has not occurred (i) any event or change that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's outstanding capital stock, other than regular quarterly cash dividends on the Preferred Stock or (iii) any change in accounting methods, principles or practices by the Company or any of its subsidiaries materially affecting its assets, liabilities or business, except insofar as may have been required by a change in applicable accounting principles (including SAP).

     (h) Benefit Plans. (i) Each "employee  pension benefit plan" (as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and each other written plan, arrangement or policy relating to stock options, stock purchases, compensation, deferred compensation, severance, fringe benefits or other employee benefits, in each case maintained or contributed to, or required to be maintained or contributed to, by the Company or any of its subsidiaries for the benefit of any present or former officer, employee or director of the Company or any of its subsidiaries (all the foregoing collectively referred to hereinafter as "Benefit Plans") has been administered in accordance with its terms except where failure to administer in accordance with such terms would not be reasonably expected to have a Company Material Adverse Effect. The Company, its subsidiaries and all the Benefit Plans are in compliance with the applicable provisions of ERISA, the Code, all other applicable laws and all applicable collective bargaining agreements except where failure to comply would not be reasonably expected to have a Company Material Adverse Effect.

        (ii) None of the Company or any other person or entity that together with the Company is treated as a single employer under Section 414(b), (c),
(m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code"), or
Section 4001 of ERISA (each a "Commonly Controlled Entity") has incurred any liability under Title IV of ERISA (other than for the payment of benefits or Pension Benefit Guaranty Corporation ("PBGC") insurance premiums, in either case in the ordinary course) or under Section 412(f) or 412(n) of the Code except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. No Benefit Plan that is or has ever been subject to Part III of Subtitle B of Title I of ERISA or Section 412 of the Code has incurred any "accumulated funding deficiency" (as defined therein) that has not been satisfied in full, whether or not waived, and no liability under Title IV of ERISA has been incurred or is reasonably expected to be incurred with respect to any such Benefit Plan subject thereto (other than premiums incurred and paid when due), in each case, that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. There has not been any "reportable event" within the meaning of Section 4043(c) of ERISA with respect to any such Benefit Plan for which the 30-day reporting requirement has not been waived or extended, in any case, that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Except as disclosed in Section 3.1(h) of the Company Disclosure Schedule, the actuarial present value on a termination basis of accrued benefits under each of the Benefit Plans sponsored by the Company, a subsidiary or any Commonly Controlled Entity which is subject to Title IV of ERISA, based upon the interest rate assumptions that would be utilized by the PBGC to value annuities for a pension plan termination and the other actuarial assumptions and methods currently used for such Benefit Plan, did not, as of its latest valuation date, exceed the then current value of the assets of such Benefit Plan.

        (iii) No Commonly Controlled Entity is, or at any time has been, obligated to contribute to any "multiemployer plan" (as defined in Section 4001
(a)(3) of ERISA) or has withdrawn from or incurred any contractual liability to any multiemployer plan resulting or which could reasonably be expected to result in any material "withdrawal liability" (within the meaning of Section 4201 of ERISA) that has not been fully paid.

        (iv) Except as disclosed in the Filed SEC Documents or in Section 2.4 or in Section 3.1(h) of the Company Disclosure Schedule, since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been any adoption or amendment by the Company or any of its subsidiaries of any collective bargaining agreement or any Benefit Plan which adoption or amendment results in a material increase in liability thereunder. Except as disclosed in the Filed SEC Documents or in Section 2.4 or in Section 3.1(h) of the Company Disclosure Schedule, there exist no material written or, to the knowledge of the Company, no material oral employment, consulting, severance, termination or indemnification agreements or arrangements between the Company or any subsidiary of the Company and any current or former employee, officer or director of the Company or any subsidiary of the Company, other than those entered into after the date of this Agreement in the ordinary course of business or, with the consent of Parent, in connection with any additions to personnel required for post-Merger operations.

        (v) Except as disclosed in Section 3.1(h) or 3.1(j) of the Company Disclosure Schedule, no event has occurred and no condition exists, with respect to any Benefit Plan that has subjected or would be reasonably expected to subject the Company or any of its subsidiaries, any Benefit Plan or any successor thereto, or Parent or Subsidiary or any of their affiliates, to any tax, fine, penalty or other liability that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect (other than a liability arising in the normal course to make contributions, payments of expenses or benefits, or to provide benefits, as applicable, when ordinarily due under a Benefits Plan with respect to employees, agents, former employees or former agents of the Company and its subsidiaries, Benefit Plan expenses and benefits paid or provided as required by the provisions of this Agreement, as a result of actions taken pursuant to this Agreement or as a result of actions taken at or after Closing).

     (i) Taxes. (i) Except as disclosed in Section 3.1(i) of the Company Disclosure Schedule and only to the extent that a breach of the following representations and warranties would in the aggregate have a Company Material Adverse Effect: (A) all Tax Returns required to be filed for any period ending on or before the Closing Date with respect to the Company or any of its subsidiaries (including the consolidated Federal income Tax Return of the Company and any state Tax Return that includes the Company or any of its subsidiaries on a consolidated or combined basis) have been timely filed; (B) all Taxes required to be shown on such Tax Returns or otherwise due have been timely paid; (C) all such Tax Returns (insofar as they relate to the activities or income of the Company or any of its subsidiaries) are true, correct and complete in all material respects; and (D) the most recent financial statements contained in the Filed SEC Documents reflect adequate reserves for all Taxes payable by the Company and its subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements.

        (ii) Except as set forth in Section 3.1(i) of the Company Disclosure Schedule, (A) no deficiencies for any Taxes have been proposed, asserted or assessed against the Company or any of its subsidiaries that are not adequately reserved for, except for deficiencies that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, and (B) no agreement to extend and no requests for waivers of the time to assess any Taxes or to file any Tax Returns have been granted or are pending.

        (iii) Except as disclosed in Section 3.1(i) of the Company Disclosure Schedule, as of the date hereof, (A) no Tax Return of the Company or any of its subsidiaries is currently the subject of an audit and (B) there are no liens on any of the assets of the Company or any of its subsidiaries with respect to Taxes, other than Permitted Liens.

        (iv) Except as disclosed in Section 3.1(i) of the Company Disclosure Schedule, none of the Company or any of its subsidiaries (A) has been a member of any group of entities (other than a group of which the Company is the common parent) filing a consolidated federal income Tax Return or similar combined state, local or foreign Tax Return, (B) has any liability for the Taxes of any person (other than the Company or any of its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor by contract or otherwise or (C) is a party to any tax allocation or tax sharing agreement.

        (v) As used in this Agreement: (A) "Taxes" shall include all Federal, state, local and foreign income, property, sales, excise, employment, payroll, withholding, premium and other taxes, tariffs or governmental charges of any nature whatsoever; and (B) "Tax Returns" shall include any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     (j) No Excess Parachute Payments. Except as disclosed in Section 3.1(j) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has made any payments or is obligated to make any payments or is a party to any agreement (including this Agreement) that could obligate it to make any payments that will not be deductible under Section 280G of the Code.

     (k) Compliance with Applicable Laws. (i) Except as disclosed in Section 3.1(k) of the Company Disclosure Schedule, the business and operations of the Insurers have been conducted in compliance with all applicable foreign, federal, state and local statutes and regulations regulating the business and products of insurance and reinsurance and all applicable orders of insurance regulatory authorities and market conduct recommendations resulting from market conduct examinations of the Insurers by insurance regulatory authorities (collectively, "Insurance Laws"), except where the failure to so conduct such business and operations would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Without limiting the generality of the preceding sentence, except as disclosed in Section 3.1(k) of the Company Disclosure Schedule, and except where the failure to do so would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, each of the Insurers has marketed, sold and issued insurance, reinsurance and annuity products in compliance with all applicable Insurance Laws, including (A) all applicable prohibitions against withdrawal of business lines and "redlining", (B) all applicable requirements relating to the disclosure of the nature of insurance products as policies of insurance, (C) all applicable requirements relating to insurance product projections and illustrations and (D) all applicable requirements relating to the advertising, sales and marketing of insurance and annuity products. In addition, except as disclosed in Section 3.1(k) of the Company Disclosure Schedule: (X) neither the Company nor any of its subsidiaries has received written notice from an Insurance Regulator alleging any of the Insurers to be in violation of any applicable Insurance Laws, where such violations would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect; (Y) none of the Insurers is subject to any order or decree of any Insurance Regulator relating specifically to it (as opposed to insurance companies generally) that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect; and (Z) the Insurers have filed all reports required to be filed with any Insurance Regulator, except where the failure to file such reports would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

        (ii) Except as disclosed in Section 3.1(k) of the Company Disclosure Schedule, and except as set forth in the Filed SEC Documents prior to the date hereof, the business of each of the Company and its subsidiaries have not been, and are not being, conducted in violation of any applicable federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity (collectively, "Laws"), except for violations or possible violations that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Except as disclosed in Section 3.1(k) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has received written notice from any Governmental Entity that it is conducting an investigation or review of the Company or any of its subsidiaries which would be reasonably expected to have a Company Material Adverse Effect. The Company and its subsidiaries each has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted except those the absence of which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

     (l)  Litigation.  Except as  disclosed  in the Filed  SEC  Documents  or in
Section 3.1(l) of the Company Disclosure Schedule, there is no suit, action, proceeding or arbitration (excluding those relating to policies of insurance or reinsurance written by the Company and its subsidiaries) pending or, to the knowledge of the Company, threatened in writing against or affecting the Company or any of its subsidiaries that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, nor is there any judgment, decree, injunction or order of any Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries which would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

     (m) Undisclosed Liabilities. Except for (i) liabilities or items set forth in Section 3.1(m) of the Company Disclosure Schedule, (ii) liabilities that are reflected or reserved against on the consolidated balance sheet of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K") or otherwise disclosed in the notes to the Company's consolidated financial statements included in the Form 10-K, (iii) liabilities incurred in the ordinary course of business consistent with past practice since the date of such balance sheet, and (iv) liabilities or obligations arising under this Agreement or incurred in connection with the transactions contemplated hereby, no liabilities, whether accrued, contingent or otherwise, have been incurred by the Company or its subsidiaries, other than those that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

     (n) Opinion of Financial Advisor. The Company has received the opinion of its financial advisor, Fox-Pitt, Kelton Inc., dated as of the date of this Agreement to the effect that the consideration to be received by the holders of Common Stock of the Company in the Merger is fair to such holders from a financial point of view.

     (o) Voting Requirements. The affirmative vote of holders of a majority of the shares of Common Stock and Preferred Stock, voting together as a class, with respect to this Agreement and the Merger is the only vote of the holders of any class or series of the capital stock of the Company necessary to approve this Agreement and the Merger.

     (p) Rights Agreement; Takeover Statutes. The Company and its Board of Directors have amended the Rights Agreement (without redeeming the Rights) so that neither the execution and delivery of this Agreement nor the consummation of the Merger will (i) cause any of the Rights to become exercisable, (ii) cause Parent or Subsidiary to be an Acquiring Person (as defined in the Rights Agreement) or (iii) trigger other provisions of the Rights Agreement, including giving rise to a Distribution Date (as defined in the Rights Agreement) and such amendment shall be in full force and effect from and after the date hereof. The Company has taken all action required to be taken by it in order to exempt this Agreement and the transactions contemplated hereby from the requirements of any "fair price," "moratorium," "control share acquisition," "interested stockholder" or other similar anti-takeover statute or regulation of any state, including, without limitation, Section 203 of the DGCL.

     (q) Brokers. No broker, investment banker, financial advisor or other person, other than Fox-Pitt, Kelton Inc., the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

     (r) Material Contracts. Except as disclosed in Section 3.1(r) of the Company Disclosure Schedule, as of the date hereof neither the Company nor any of its subsidiaries is a party to or bound by any Contract (i) that is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K or
(ii) that prohibits or restricts the Company or any of its subsidiaries from engaging in any business activity in any geographic area, line of business or otherwise in competition with any other person. The Company has made available to Parent true and complete copies of each Contract that was filed as an exhibit to the Form 10-K or is listed in Section 3.1(r) of the Company Disclosure Schedule. Except as disclosed in Section 3.1(r) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is in default under any Contract to which it is a party or bound, except for such defaults as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Except as set forth in Section 3.1(r) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is a party to any material Contract with any state Farm Bureau(R) association in those states in which the Company operates or, to the knowledge of the Company, any directors or officers thereof (other than policies of insurance or Contracts in connection with their service as directors and officers of the Company and its subsidiaries).

     (s) Insurance Business. (i) Except as disclosed in Section 3.1(s) of the Company Disclosure Schedule, and except as otherwise would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse
Effect: (A) all policies, binders, slips, certificates, annuity contracts and participation agreements and other agreements of insurance and reinsurance, whether individual or group (including all applications, supplements, endorsements, riders and ancillary agreements in connection therewith), that are currently issued by the Insurers (the "Company Insurance Contracts") and any and all marketing materials that are currently used by the Insurers, are, to the extent required under applicable Insurance Laws, on forms approved by applicable insurance regulatory authorities or which have been filed and not objected to by such authorities within the period provided for objection, and such forms comply in all material respects with the Insurance Laws applicable thereto; and (B) premium rates established by the Insurers with respect to the Company Insurance Contracts that are required to be filed with or approved by insurance regulatory authorities have been so filed or approved, the premiums charged conform thereto in all material respects, and such premiums comply in all material respects with the Insurance Laws applicable thereto.

        (ii) To the knowledge of the Company, as of the date hereof, each insurance agent, third party administrator, manager, marketer, underwriter, broker, reinsurance intermediary and distributor (each an "Agent"), at the time such Agent wrote, sold, produced or managed business for the Company or its subsidiaries was duly licensed (for the type of business written, sold, produced or managed), except for such failures to be licensed that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

        (iii) The Company has made available to Parent (A) a "reinsurance confirmation" (prepared by the applicable reinsurance broker) of each property and casualty reinsurance agreement in force as of the date of this Agreement pursuant to which any of the Insurers is a ceding party, (B) a summary (prepared by the Company) of the life and health reinsurance agreements in force as of the date of this Agreement pursuant to which any of the Insurers is a ceding party, and (C) an "assumed treaty profile" (prepared by the Company) of each reinsurance agreement in force as of the date of this Agreement pursuant to which any of the Insurers is an assuming party (the reinsurance agreements referred to in the foregoing clauses (A), (B) and (C) being referred to collectively as the "Reinsurance Contracts"). Neither the Insurers nor, to the knowledge of the Company, any other party thereto, is in default under any Reinsurance Contract, except for such default as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. To the knowledge of the Company, as of the date hereof, there are no disputes with reinsurers under any of the Reinsurance Contracts that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

        (iv) The Company has made available to Parent a true and complete copy of any actuarial reports prepared by independent actuaries with respect to reserve adequacy of the Insurers from December 31, 1997 to the date hereof, and all attachments, addenda, supplements and modifications thereto.

        (v) Except as set forth in Section 3.1(s) of the Company Disclosure Schedule, to the knowledge of the Company, as of the date hereof, Best has not informed the Company that any claims-paying ability rating from Best currently held by any of the Insurers is likely to be modified, qualified, lowered or placed under such surveillance or review for any reason.

     (t) Liabilities and Reserves. (i) The reserves carried on the Annual Statements of each Insurer for the year ended December 31, 1999 in respect of its insurance business were determined in accordance with generally accepted actuarial standards consistently applied and were fairly stated in accordance with sound actuarial principles utilizing actuarial assumptions in accordance with or more conservative than called for in relevant policy and contract provisions (it being understood that no representation or warranty is made in this Agreement to the effect that such reserves were or are in fact adequate to cover the actual amount of such liabilities that are eventually paid after the date hereof). The Company has made available to Parent true and complete copies of the actuarial valuation reports delivered to the Insurance Regulator of each of the Company's insurance subsidiaries for the years ended December 31, 1999 and 1998.

        (ii) Except for regular periodic assessments in the ordinary course of business or assessments based on developments which are publicly known within the insurance industry, to the knowledge of the Company, no claim or assessment is pending or threatened against any of the Insurers which is peculiar or unique to such Insurer by any state insurance guaranty associations in connection with such association's fund relating to insolvent insurers which if determined adversely would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

     (u) Approvals and Permits. The Company has no reason to believe that it and its affiliates will not be able to obtain as promptly as reasonably practicable all necessary approvals, authorizations and consents of Governmental Entities required to be obtained by it and its affiliates to consummate the transactions contemplated by this Agreement.

     (v) Intellectual Property. (i) To the knowledge of the Company, the Company and each of its subsidiaries owns, or is licensed or otherwise possesses legally enforceable rights to use, all material patents, trademarks, trade names, service marks, copyrights, technology, know-how trade secrets, computer software programs or applications, and tangible or intangible confidential and proprietary information or materials ("Intellectual Property") that are used in the business of the Company and its subsidiaries as currently conducted, except for any such failures to own, be licensed or possess that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. To the knowledge of the Company, the service mark currently being used by the Company and its subsidiaries listed in Section 3.1(v)(i) of the Company Disclosure Schedule is the only material patent, trademark, tradename or service mark registered by the Company or any of its subsidiaries and, based solely on records of the U.S. Patent and Trademark Office, such registration is valid and subsisting. The Company has made available to Parent true, correct and complete copies of all material third party licenses of Intellectual Property held by it or any of its subsidiaries.

        (ii) Except as would not be reasonably expected to have a Company Material Adverse Effect: (A) except as disclosed in Schedule 3.1(v)(ii) of the Company Disclosure Schedule, the Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in material violation of any licenses, sublicenses and other agreement as to which the Company is a party and pursuant to which the Company is authorized to use any third-party Intellectual Property; (B) the Company has not received any written notice or any bona fide claims (1) to the effect that the Company or any of its subsidiaries is infringing on any third party copyright, patent, trademark, trade name, service mark or trade secret; or
(2) against the use by the Company or any of its subsidiaries, of any Intellectual Property used in the business of the Company or any of its subsidiaries as currently conducted or as proposed to be conducted; and (C) the Company has not received any written notice of any infringement of any of the Intellectual Property of the Company or any of its subsidiaries by any third party, including any employee or former employee of the Company or any of its subsidiaries.

     Section 3.2. Representations and Warranties of Parent and Subsidiary. Except as set forth in the corresponding sections or subsections of the disclosure schedules delivered to the Company by Parent on or prior to entering into this Agreement (the "Parent Disclosure Schedules"), Parent and Subsidiary represent and warrant to the Company as follows:

     (a) Organization, Standing and Corporate Power. Parent and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority to carry on its business as now being conducted and to own its properties and assets. Parent and each of its subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect. Subsidiary has not heretofore conducted any business other than in connection with this Agreement and the transactions contemplated hereby. Each of Parent and Subsidiary has delivered to the Company complete and correct copies of its certificate of incorporation and by-laws, as amended to the date of this Agreement.

     As used in this Agreement, a "Parent Material Adverse Effect" with respect to Parent means a material adverse effect on (i) the business, financial condition or results of operations of Parent and its subsidiaries, taken as a whole, or (ii) the ability of Parent or Subsidiary to perform its obligations under this Agreement.

     (b)   Capitalization  of  Subsidiary.   The  authorized  capital  stock  of
Subsidiary consists of 1,000 shares of common stock. At the close of business on October 30, 2000, 100 shares of common stock were issued and outstanding. All outstanding shares of capital stock of Subsidiary have been validly issued and are fully paid and nonassessable and not subject to preemptive rights. No bonds, debentures, notes, or other indebtedness of Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of Subsidiary may vote are issued or outstanding. Section 3.2(b) of Parent Disclosure Schedule lists each subsidiary of Subsidiary. Except as set forth above or in Section 3.2(b) of Parent Disclosure Schedule, there are not any securities, options, warrants, rights, commitments or other agreements of any kind to which Subsidiary or any of its subsidiaries is a party or by which any of them is bound obligating any of them to issue, sell or deliver, or repurchase, redeem or otherwise acquire, shares of capital stock or other equity or voting securities of any of them or securities convertible into or exchangeable for capital stock or voting securities of Subsidiary, or obligating any of them to issue, sell, deliver, grant, extend or enter into any such security, option, warrant, right, commitment or agreement.

     (c) Authority; Noncontravention. Each of Parent and Subsidiary has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and Subsidiary and the consummation by Parent and Subsidiary of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Subsidiary. No action by the stockholders of Parent is necessary to authorize the execution and delivery by Parent and Subsidiary of this Agreement and the consummation by Parent and Subsidiary of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Subsidiary and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes a valid and binding obligation of Parent and Subsidiary, enforceable against Parent and Subsidiary in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as disclosed in Section 3.2(c) of Parent Disclosure Schedule, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, (i) conflict with any of the provisions of the certificate of incorporation or the by-laws of Parent or the comparable documents of any of its subsidiaries, (ii) subject to the matters referred to in the next sentence, conflict with, result in a breach of or default under, give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien on any property or asset of Parent or any of its subsidiaries under, any indenture or other material agreement, permit, franchise, license or instrument to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or any of their assets is bound or affected, or (iii) subject to the matters referred to in the next sentence, contravene any statute, law, ordinance, rule, regulation, order, judgment, injunction, decree, determination or award applicable to Parent or any of its subsidiaries or any of their respective properties or assets, which, in the case of clauses (ii) and (iii) above, would, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent or any of its subsidiaries in connection with the execution and delivery of this Agreement by Parent and Subsidiary or the consummation by Parent and Subsidiary of any of the transactions contemplated hereby, except for (i) the filing of premerger notification and report forms under the HSR Act with respect to the Merger, (ii) State Insurance Approvals set forth in Section 3.2(c) of Parent Disclosure Schedule, (iii) the filing of the certificate of merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent and Subsidiary are qualified to do business, (iv) such other consents, approvals, authorizations, declarations, filings or notices as are set forth in Section 3.2(c) of Parent Disclosure Schedule, (v) any applicable filings and approvals under state anti-takeover laws, state securities or "blue sky" laws or Nasdaq National Market requirements, and (vi) such other consents, approvals, authorizations, declarations, filings or notices the failure to obtain or make which would not, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect.

     (d) Information in Proxy Statement. None of the information supplied or to be supplied by Parent or Subsidiary for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company's stockholders and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (e) Financing. Parent has sufficient funds available to pay the Merger Consideration and all fees and expenses related to the transactions contemplated by this Agreement.

     (f) Approvals and Permits. Parent has no reason to believe that it and its affiliates will not be able to obtain as promptly as reasonably practicable all necessary approvals, authorizations and consents of Governmental Entities required to be obtained to consummate the transactions contemplated by this Agreement.

     (g) Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

     (h) Share Ownership. Parent, Subsidiary and their respective subsidiaries do not own any shares of Common Stock or Preferred Stock.

     (i) Interim Operations. Subsidiary was formed solely for the purposes of engaging in the transactions contemplated hereby and has not conducted any business prior to the date hereof other than in connection with its formation. Subsidiary has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

                                   Article IV

                    COVENANTS RELATING TO CONDUCT OF BUSINESS
                                 PRIOR TO MERGER

     Section 4.1 Conduct of Business of the Company. Except as specifically contemplated by this Agreement (including as set forth on Section 4.1 of the Company Disclosure Schedule) or as may be required by law, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause its subsidiaries to, carry on their respective businesses only in the ordinary course of business consistent with past practice and, to the extent consistent therewith, use their commercially reasonable efforts to preserve intact their current business organizations and their relationships with officers, employees, agents, insureds, reinsureds and others having business dealings with them. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as expressly contemplated by this Agreement (including as set forth on Section 4.1 of the Company Disclosure Schedule) or as may be required by law, the Company shall not, and shall not permit any of its subsidiaries to, without the prior consent of Parent, which consent shall not be unreasonably withheld:

        (i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of the Company's outstanding capital stock other than regular quarterly cash dividends on the Preferred Stock, (B) split, combine or reclassify any of its outstanding capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding capital stock, (C) engage in a recapitalization, merger, issuer tender or exchange offer or other similar transaction, or (D) purchase, redeem or otherwise acquire any shares of outstanding capital stock of the Company or any of its subsidiaries or any rights, warrants or options to acquire any such shares, except for repurchases of shares or options pursuant to the terms of any Stock Option and except with respect to such shares tendered for tax withholding under the Stock Option Plan;

        (ii) other than Rights disclosed on Company Disclosure Schedule 4.1, issue, sell, grant, pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities other than upon the exercise of Stock Options outstanding on the date of this Agreement;

        (iii) amend its certificate of incorporation, by-laws or other comparable organizational documents;

        (iv) except for acquisitions of investment assets in the ordinary course of business consistent with past practice, acquire (A) an equity interest in any corporation, partnership, joint venture, association or other business organization or division thereof or (B) any other asset (other than capital expenditures) that has a purchase price in excess of $500,000, with an aggregate limit of $2,000,000;

        (v) sell, lease, mortgage or otherwise encumber or subject to any Lien (other than Permitted Liens) or otherwise dispose of any of its properties or assets for an amount in excess of $1,000,000, except in the ordinary course of business consistent with past practice (including sales of investment assets);

        (vi) (A) incur any indebtedness for borrowed money (including capitalized lease obligations, installment sales or similar arrangements) or guarantee or otherwise become responsible for any such indebtedness of another person, except in the ordinary course of business consistent with past practice or (B) make any loans, advances or capital contributions to, or investments in, any other person, other than to the Company or to any direct or indirect subsidiary of the Company and customary loans and advances to employees, and other than as to such matters related to the investment portfolio of the Company or any of its subsidiaries in the ordinary course of business consistent with past practice;

        (vii) make any tax election or settle or compromise any liability for Taxes that would be reasonably expected to have a Company Material Adverse Effect;

        (viii) make any change in accounting methods, principles or practices used by the Company or any of its subsidiaries materially affecting its assets, liabilities or business, except insofar as may be required by a change in applicable accounting principles (including SAP);

        (ix) make any capital expenditure involving a payment in excess of $500,000, with an aggregate limit of $3,000,000;

        (x) (A) grant to any Designated Officer (as hereinafter defined) any increase in compensation in excess of 4% of such Designated Officer's base salary for the prior year or grant to any officer (other than any Designated Officer) or other employee of the Company or any of its subsidiaries any increase in compensation, except in the ordinary course of business consistent with prior practice or as contemplated by Section 5.5(c), (B) provide to the employees (including Designated Officers and other officers) of the Company any profit sharing declared pursuant to the terms of the Farm Family Profit Sharing and Money Purchase Plan (as amended) or the Farm Family Supplemental Profit Sharing and Money Purchase Plan (as amended), (1) in the aggregate, in excess of 7.5% of payroll of the Company and its subsidiaries or (2) that is made on a basis that is not consistent with the Company's past practices, including, without limitation, with respect to the percentage of payroll declared in relation to the profitability of the Company, (C) grant to any executive officer or other employee of the Company or any of its subsidiaries any increase in severance or termination pay, except to the extent currently required under applicable law or as was required under any employment, severance or termination agreement in effect as of the date of this Agreement, (D) enter into any employment, severance or termination agreement with any executive officer or supervisory employee of the Company or any of its subsidiaries (provided that newly hired supervisory employees (excluding officers) may be included in the Company's severance and termination plans), or (E) adjust the strike price of any Stock Options, issue any additional Stock Options or amend the Stock Options Plan;

        (xi) except as permitted under this Agreement and except for amendments or commitments pending on the date of this Agreement and disclosed in the Company Disclosure Schedule, enter into any Contract that would be a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K or amend any Contract identified in Section 3.1(r) of the Company Disclosure Schedule; or

        (xii) authorize any of, or commit or agree to take any of, the foregoing actions.

                                   Article V

                              ADDITIONAL AGREEMENTS

     Section 5.1 Proxy Statement. As soon as practicable following the date of this Agreement, the Company shall prepare and file with the SEC the Proxy Statement and shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing. The Company shall notify Parent promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and will use all reasonable efforts to respond promptly to such comments or requests. The Company will provide to Parent promptly copies of all correspondence between it or any of its representatives and the SEC with respect to the Proxy Statement. Parent shall cooperate with the Company in the preparation of, and furnish all information concerning it required to be included in, the Proxy Statement. The Company shall cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after it is cleared by the SEC.

     Section 5.2. Stockholders Meeting. Subject to Section 5.9, the Company, acting through its Board of Directors, shall, in accordance with applicable law and the Company Certificate and Company By-laws, (a) convene a meeting of its stockholders to consider and vote on the approval of this Agreement and the Merger (the "Stockholders Meeting") and (b) subject to the fiduciary duties of its Board of Directors to stockholders under applicable law, (i) solicit proxies from its stockholders to obtain the approval of its stockholders with respect to this Agreement and (ii) include in the Proxy Statement to be sent to the stockholders of the Company the recommendation of the Board of Directors of the Company that the stockholders of the Company vote in favor of the approval of this Agreement and the Merger.

     Section 5.3. Access to Information; Confidentiality. The Company shall, and shall cause its subsidiaries to, afford to Parent and to the officers, employees, counsel, financial advisors and other representatives of Parent reasonable access during normal business hours during the period prior to the Effective Time to all its properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause its subsidiaries to, furnish as promptly as practicable to Parent such information concerning its business, properties, financial condition, operations and personnel as Parent may from time to time reasonably request, other than any such properties, books, contracts, commitments, records and information that (a) are subject to the attorney-client privilege or (b) are subject to an obligation of confidentiality to a third party. The Company will disclose to Parent each instance in which information is withheld under (a) and (b) of the preceding sentence and provide a general description of the type of information withheld; provided, however, that the Company shall have no obligation to prejudice, compromise or violate any such attorney-client privilege or obligation of confidentiality. Parent will hold, and will cause its subsidiaries and each of their respective directors, officers, employees, counsel, financial advisors and other representatives and affiliates to hold, any non-public information in confidence to the extent required by, and in accordance with, the provisions of the existing confidentiality agreement, dated June 21, 2000, between Parent and the Company (the "Confidentiality Agreement").

     Section 5.4. Commercially Reasonable Efforts. Upon the terms and subject to the conditions and other agreements set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement.

     Section 5.5. Benefit Plans(a) . (a) For a period of twelve months following the Effective Time, Parent will cause the Surviving Corporation and each of its subsidiaries to provide all employees of the Company or its subsidiaries who continue to be employed after the Effective Time by the Surviving Corporation or its subsidiaries (the "Continuing Employees") with compensation and employee benefits which are no less favorable in the aggregate than those provided to such employees immediately prior to the Closing. For purposes of the employee benefits to be provided to the Continuing Employees, solely to the extent permissible pursuant to applicable law, Parent will cause the Continuing Employees to receive, without duplication, full credit for purposes of eligibility and vesting, and for purposes of sick pay, vacation, severance and similar benefits only service counting, for such Continuing Employees' service with the Company or its subsidiaries prior to the Effective Time. Such service also shall apply for purposes of satisfying any waiting periods, evidence of insurability requirements, or the application of any preexisting condition limitations. Employees of the Company shall be given credit for amounts paid under a corresponding benefit plan during the same period for purposes of applying deductibles, copayments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of a plan of Parent.

     (b) On and after the Effective Time, Parent shall cause the Surviving Corporation to continue the Officer Severance Plan (which is identified in Section 5.5(b) of the Company Disclosure Schedule) in accordance with its terms and only for those officers (other than to the Designated Officers) covered by such plan on the date of this Agreement. For the period beginning on the Effective Time and ending on the date three years following the Effective Time, Parent shall provide, or cause the Surviving Corporation to provide, severance benefits for employees of the Company or its subsidiaries, including officers other than Designated Officers, whose employment is terminated due to job elimination of not less than that provided under the Farm Family Employee Severance Plan (which is identified in Section 5.5(b) of the Company Disclosure Schedule) or Officer Severance Plan, as applicable (each amended to provide two weeks of salary for each year of service with a minimum of four weeks and a maximum of 1 year of salary). In addition, for the period beginning on the Effective Time and ending on the date three years following the Effective Time, Parent shall provide, or cause the Surviving Corporation to provide, severance benefits to certain employees of the Company or its subsidiaries (excluding the Designated Officers) pursuant to a Special Severance Plan described in Section 5.5(b) of the Company Disclosure Schedule. Following the Effective Time, Parent shall honor, or shall cause the Surviving Corporation to honor, all individual employment agreements and the severance plans listed in Section 5.5(b) of the Company Disclosure Schedule.

     (c) The parties agree and acknowledge that the Farm Family Holdings, Inc. Annual Incentive Plan (the "Bonus Plan") was amended, a copy of which has been provided to Parent, effective on the date of this Agreement, to provide that the participants entitled to a bonus under the Bonus Plan shall be paid for 2000 a bonus in an amount equal to the greater of the Earned Award or the Target Award Opportunity, each as defined in the Bonus Plan (the "2000 Bonuses"), and for 2001 an amount equal to (i) the greater of the Earned Award or the Target Award Opportunity multiplied by (ii) a fraction (A) the numerator of which is the number of days in 2001 up to and through the Effective Time and (B) the denominator of which is 365 (the "Stub Period Bonuses"). Such amendment also provides that the 2000 Bonuses shall be paid on the earlier of the date the 2000 Bonuses would otherwise be paid in the ordinary course of business consistent with past practices or the Effective Time and the Stub Period Bonuses shall be paid on the Effective Time. Notwithstanding the foregoing, the Designated Officers will, as of the Effective Time, cease to participate in the Bonus Plan, as amended; provided, however, that the Bonus Plan shall apply to any Designated Officer in accordance with its terms to the extent that such Designated Officer has a termination of employment prior to the Effective Time with the result that the applicable employment agreement referred to in Section 5.12 never becomes effective.

     Section 5.6. Indemnification and Insurance(a) . (a) From and after the Effective Time, the Surviving Corporation will indemnify and hold harmless each person who is, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of the Company or any of its subsidiaries (the "Indemnified Parties"), in respect of any matter existing or any act or omission occurring at or prior to the Effective Time (including but not limited to the transactions contemplated by this Agreement), to the same extent provided under the Company Certificate and Company By-laws or the certificate of incorporation or by-laws of such subsidiary as in effect on the date hereof. The Indemnified Parties shall be entitled to advancement of expenses provided such Indemnified Party provides Parent with an undertaking to reimburse the Surviving Corporation in a form comparable to the undertaking provided for by the DGCL. Any determination to be made as to whether any Indemnified Party has met any standard of conduct imposed by law shall be made by legal counsel reasonably acceptable to such Indemnified Party and the Surviving Corporation, retained at the Surviving Corporation's expense.

     (b) Any Indemnified Party wishing to claim  indemnification under paragraph
(a) of this Section 5.6, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify the Surviving Corporation thereof. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) the Surviving Corporation shall have the right to assume the defense thereof and the Surviving Corporation shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that the Surviving Corporation shall be obligated pursuant to this paragraph (b) to pay for only one firm of counsel for all Indemnified Parties, unless, in the good faith judgment of any of the Indemnified Parties, there is a conflict of interests between two or more of such Indemnified Parties, in which case there may be separate counsel for each similarly situated group, (ii) the Indemnified Parties will cooperate in the defense of any such matter and (iii) the Surviving Corporation shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld or delayed); and provided, further, that the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

     (c) Parent will cause to be maintained for a period of not less than six years from the Effective Time the current directors' and officers' insurance and indemnification policies of the Company and its subsidiaries to the extent that such policies provide coverage for any matter existing or act or omission occurring at or prior to the Effective Time (the "D&O Insurance") for all current or former directors, officers or employees of the Company or any subsidiary, so long as the annual premium therefor would not be in excess of two hundred percent (200%) of the last annual premium paid prior to the date of this Agreement (200% of such premium, the "Maximum Premium"); provided, however, that Parent may, in lieu of maintaining such existing D&O Insurance as provided above, cause no less favorable coverage to be provided under any policy maintained for the benefit of the directors and officers of Parent or any of its subsidiaries or a separate policy provided by the same insurer, so long as (i) the issuer thereof has a Best rating of "A" or better (or a comparable rating from Best in the event that Best changes its rating designations) and (ii) the terms and conditions thereof are substantially comparable to the existing D&O Insurance; and provided, further, that the Company may, with the consent of Parent, at or prior to the Closing, purchase from an insurer or insurers chosen by the Company, one or more run-off policies of directors' and officers' insurance and indemnification providing coverage for any matter existing or act or omission occurring at or prior to the Effective Time for all current or former directors, officers or employees of the Company or any subsidiary, such policy (or policies) to become effective at the Effective Time and to remain in effect for a period of six years after the Effective Time, and the purchase of such coverage by the Company shall be in lieu of Parent's obligation to maintain or obtain the D&O Insurance under this Section 5.6(c). If the existing D&O Insurance expires, is terminated or cancelled or if the annual premium would exceed the Maximum Premium during the six-year period, Parent shall cause to be obtained as much D&O Insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium, on terms and conditions substantially comparable to the existing D&O Insurance to the extent commercially available.

     (d) The provisions of this Section are in addition to the rights that an Indemnified Party may have under the applicable certificate of incorporation or by-laws of or agreements with the Company or any of its subsidiaries or under applicable law. The Surviving Corporation agrees to pay all costs and expenses (including fees and expenses of counsel) that may be incurred by any Indemnified Party in successfully enforcing the indemnity or other obligations under this Section. There are no separate indemnification agreements in effect between the Company and any director or officer of the Company indemnifying such officer or director in their capacity as an officer or director in respect of any matter existing or any act or omission occurring at or prior to the Effective Time. The provisions of this Section shall survive the Merger and are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

     (e) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers or conveys, including through distributions or dividends, a substantial portion of its properties and assets (including FFCIC, FFLIC or their respective assets) to any person, then, and in each such case, proper provision will be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.6.

     Section 5.7. Public Announcements. Parent and Subsidiary, on the one hand, and the Company, on the other hand, (i) shall mutually agree on any initial press release announcing the transactions contemplated by this Agreement, (ii) shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any subsequent press release or other public statements with respect to the transactions contemplated by this Agreement, and (iii) shall not issue any such press release or make any such public statement prior to such agreement or consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange in which event notice shall be promptly provided.

     Section 5.8. Acquisition Proposals. The Company and its subsidiaries shall not, and shall not authorize or permit any of their respective officers, directors, employees, or duly authorized investment bankers, attorneys, accountants or other advisors, agents or representatives (collectively, "Representatives") to, directly or indirectly (i) solicit, initiate or knowingly encourage the submission of any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, any Acquisition Proposal; provided, however, that nothing contained in this Section 5.8 shall prohibit the Company (and its Representatives) from furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited Acquisition Proposal if, and only to the extent that, (A) the Board of Directors of the Company, upon advice received from outside counsel, determines in good faith that in order for the Board of Directors of the Company to comply with its fiduciary duties to stockholders under applicable law it should take such action, and (B) prior to taking such action, the Company receives from such person an executed agreement in reasonably customary form relating to the confidentiality of information to be provided to such person. The Company agrees to inform any person requesting non-public information with respect to an Acquisition Proposal or making an Acquisition Proposal of the obligations undertaken in this Section 5.8. Notwithstanding anything in this Agreement to the contrary, the Company shall
(i) promptly advise Parent orally and in writing of (A) the receipt by it or any of its subsidiaries or any of their respective Representatives, after the date hereof, of any Acquisition Proposal and (B) the material terms and conditions of such Acquisition Proposal and the identity of the person making such Acquisition Proposal, all of which information will be kept confidential by Parent (and its affiliates and representatives) pursuant to the terms of the Confidentiality Agreement, and (ii) give Parent reasonable notice of the material terms and conditions of an Acquisition Proposal prior to entering into a definitive agreement with respect to such Acquisition Proposal, and negotiate with Parent to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated herein. For purposes of this Agreement, "Acquisition Proposal" means any proposal with respect to (i) a consolidation, exchange of shares or merger of the Company, any Insurer or Farm Family Financial Services, Inc. with any person, other than Parent or one of its subsidiaries, (ii) the acquisition of beneficial ownership of 50% or more of the voting stock or other equity interest of the Company, any Insurer or Farm Family Financial Services, Inc. by a person, or (iii) a sale, lease or transfer of 50% or more of the business or assets (including through a bulk reinsurance transaction not in the ordinary course of business) of the Company, any Insurer or Farm Family Financial Services, Inc. to any person, other than Parent or one of its subsidiaries.

     Section 5.9. Fiduciary Duties. Except as set forth below, the Board of Directors of the Company shall not (i) withdraw or modify in a manner adverse to Parent, the approval or recommendation by such Board of Directors of this Agreement or the Merger, (ii) approve or recommend any Acquisition Proposal or
(iii) cause the Company to enter into a binding agreement to consummate any Acquisition Proposal. Notwithstanding the foregoing, if the Company receives an unsolicited Acquisition Proposal and the Board of Directors of the Company determines in good faith, upon advice received from outside counsel, that it is reasonably necessary to do so in order to comply with its fiduciary duties to stockholders under applicable law, such Board of Directors may (w) withdraw or modify, in a manner adverse to Parent, its approval or recommendation of this Agreement and the Merger, (x) approve or recommend such Acquisition Proposal,
(y) cause the Company to enter into an agreement to consummate such Acquisition Proposal, or (z) terminate this Agreement pursuant to Section 7.1(b)(iv). Nothing contained in this Agreement shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders which, in the good faith judgment of the Board of Directors of the Company based on the advice of outside counsel, is required under applicable law. Notwithstanding anything contained in this Agreement to the contrary, any action by the Board of Directors of the Company permitted by this Section 5.9 shall not constitute a breach of this Agreement by the Company.

     Section 5.10. Certain Fees. If (a) the Board of Directors of the Company takes any action described in clause (y) or (z) of Section 5.9 (other than entering into a confidentiality agreement), (b) Parent exercises its right to terminate this Agreement under Section 7.1(b)(iv) based on the Board of Directors having taken any action described in clause (w) or (x) of Section 5.9, or (c) this Agreement is terminated by either Parent or the Company pursuant to
Section 7.1(b)(i) and prior to the meeting referred to therein any person shall have publicly made, or shall have publicly announced an intention (whether or not conditional) to make, and shall not have withdrawn, a bona fide Acquisition Proposal, and within 12 months of termination, a transaction implementing an Acquisition Proposal with such person or an affiliate thereof shall have been consummated, the Company shall pay, within three business days of a demand by Parent, $7.5 million, payable in same-day funds, as liquidated damages and not as a penalty.

     Section 5.11. Consents, Approvals and Filings. (a) (a) The Company and Parent shall cooperate with each other and will make (and cause their respective subsidiaries to make) all necessary filings, as promptly as practicable, including, without limitation, those required under the HSR Act, the Exchange Act, state securities laws and state insurance laws, in order to facilitate prompt consummation of the Merger and the other transactions contemplated by this Agreement. In addition, the Company, Parent and Subsidiary will each use their commercially reasonable efforts, and will cooperate fully with each other
(i) to comply as promptly as practicable with all governmental requirements applicable to the Merger and the other transactions contemplated by this Agreement and (ii) to obtain as promptly as practicable all necessary permits, orders or other consents, approvals or authorizations of Governmental Entities and consents or waivers of all third parties necessary in connection with the consummation of the Merger and the other transactions contemplated by this Agreement free from any conditions that, individually or in the aggregate, would be reasonably expected to have a Company Material Adverse Effect. Each of the Company, Parent and Subsidiary shall use its commercially reasonable efforts to provide such information and communications to Governmental Entities as such Governmental Entities may reasonably request.

     (b)  Without  limiting  the  generality  of  the  foregoing,   as  soon  as
practicable after execution and delivery of this Agreement, Parent and the Company shall make all filings required under the HSR Act. Parent and the Company will each furnish all information as may be required by the Federal Trade Commission and the United States Department of Justice under the HSR Act in order that the requisite approvals for the Merger pursuant hereto, and the transactions contemplated hereby, be obtained or to cause any applicable waiting periods to expire.

     (c) Each of the parties shall provide to the other party copies of all applications or other communications in advance of filing or submission of such applications or communications to Governmental Entities in connection with this Agreement. Each of Parent and Subsidiary shall give to the Company prompt written notice if it receives any notice or other communication from any Insurance Regulator or any other regulatory authority in connection with the transactions contemplated by this Agreement, and, in the case of any such notice or communication which is in writing, shall promptly furnish the Company with a copy thereof. Each of Parent and Subsidiary shall give to the Company reasonable prior written notice of the time and place when any meetings may be held by it with Insurance Regulators or any other regulatory authority in connection with the transactions contemplated by this Agreement, and the Company shall have the right to have a representative or representatives present at any such meeting.

     (d) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     Section  5.12.   Employment   Agreements.   The  parties  acknowledge  that
concurrently with the execution of this Agreement, employment agreements have been entered into by Parent, the Company and each of the Designated Officers.

                                   Article VI

                              CONDITIONS PRECEDENT

     Section 6.1. Conditions to Each Party's Obligation To Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

     (a) Stockholder Approval. This Agreement and the Merger shall have been approved by the affirmative vote of the stockholders of the Company by the requisite vote in accordance with applicable law and the Company Certificate and the Company By-laws.

     (b) Governmental, Regulatory Consents. All filings required to be made prior to the Effective Time with, and all consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from, and expiry of all waiting periods imposed by, Governmental Entities, including, without limitation, those set forth in Sections 3.1(d) and 3.2(c), in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company, Parent and Subsidiary shall have been made or obtained free from any conditions that, individually or in the aggregate, would be reasonably expected to have a Company Material Adverse Effect.

     (c) HSR Act. The waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have otherwise expired.

     (d)  No  Injunctions  or  Restraints.   No  temporary   restraining  order,
preliminary or permanent injunction or other order issued by any court of competent jurisdiction and no statute, rule or regulation of any Governmental Entity preventing the consummation of the Merger or any of the other transactions contemplated hereby shall be in effect; provided, however, that the party invoking this condition shall have used reasonable efforts to have any such order or injunction vacated.

     Section 6.2. Conditions to Obligations of Parent and Subsidiary. The obligations of Parent and Subsidiary to effect the Merger are further subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

     (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty speaks as of an earlier date, in which event such representation and warranty shall be true and correct as of such date), in each case except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Company Material Adverse Effect" or similar qualification as to materiality set forth therein), would not, individually or in the aggregate, have a Company Material Adverse Effect, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to the effect set forth in this paragraph.

     (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

     Section 6.3. Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

     (a) Representations and Warranties. The representations and warranties of Parent and Subsidiary set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty speaks as of an earlier date, in which event such representation and warranty shall be true and correct as of such date), in each case except where failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Parent Material Adverse Effect" or similar qualification as to materiality set forth therein), would not, individually or in the aggregate, materially impair the ability of Parent or Subsidiary to consummate the Merger and the other transactions contemplated by this Agreement; and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to the effect set forth in this paragraph.

     (b) Performance of Obligations of Parent and Subsidiary. Each of Parent and Subsidiary shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

     Section 6.4. Frustration of Closing Conditions. Neither Parent, Subsidiary nor the Company may rely on the failure of any condition set forth in Sections
6.1 through 6.3 to be satisfied if such failure was caused solely by such party's own failure to use commercially reasonable efforts to consummate the Merger and the transactions contemplated hereby, as required by and subject to
Section 5.4.

                                  Article VII

                        TERMINATION, AMENDMENT AND WAIVER

     Section 7.1. Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after the Stockholder
Approval:

     (a) by mutual written consent of Parent and the Company by action of their respective Board of Directors;

     (b) by either Parent or the Company:

        (i) if, upon a vote at a duly held Stockholders Meeting or any adjournment thereof, any required approval of the stockholders of the Company shall not have been obtained;

        (ii) if the Merger shall not have been consummated on March 31, 2001 whether such date is before or after the date of approval of the stockholders of the Company; provided, however, that the termination date shall be automatically extended for up to an additional 90 days if on March 31, 2001 any of the consents of Governmental Entities described in Section 6.1(b) have not been obtained or waived and are being pursued diligently, in good faith and in accordance with Section 5.11 and all other conditions to the consummation of the Merger have been satisfied; and provided, further, that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to any party whose breach of any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or prior to such date;

        (iii) if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their commercially reasonable efforts to lift) permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or

        (iv) if the Board of Directors of the Company shall have exercised any of its rights set forth in the second sentence of Section 5.9 of this Agreement;

     (c) by the Company if there is a breach by Parent or Subsidiary of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 6.3(a) or 6.3(b) to be incapable of being satisfied or if curable, is not cured within 20 business days after written notice of such breach is given by the Company to the party committing such breach; or

     (d) by Parent if there is a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 6.2(a) or 6.2(b) to be incapable of being satisfied or if curable, is not cured within 20 business days after written notice of such breach is given by Parent to the party committing such breach.

     Section 7.2. Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives) other than the last sentence of Section 5.3 and Sections 3.1(q), 3.2(g), 5.10 and 7.2 and Article VIII. Notwithstanding the foregoing, nothing contained in this section shall relieve any party from any liability resulting from any willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     Section 7.3. Amendment. Subject to the applicable provisions of the DGCL, at any time prior to the Effective Time, the parties hereto may amend this Agreement; provided, however, that after approval of the Merger by the stockholders of the Company, no amendment shall be made that by law requires the approval of the Company's stockholders without the approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     Section 7.4. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to Section 7.3, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     Section 7.5. Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 7.1, an amendment of this Agreement pursuant to Section 7.3 or an extension or waiver pursuant to Section
7.4 shall, in order to be effective, require in the case of Parent or the Company, action by its Board of Directors or the duly authorized designee of its Board of Directors.

                                  Article VIII

                               GENERAL PROVISIONS

     Section 8.1. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time, including but not limited to
Section 5.6.

     Section 8.2. Fees and Expenses. Except as provided otherwise in Section 5.10, whether or not the Merger is consummated, each party hereto shall pay its own fees and expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     Section 8.3. Certain Definitions. For purposes of this Agreement:

     (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

     (b) "Permitted Lien" means the following: (i) any Lien existing on any real property, zoning restrictions, easements, rights-of-way and restrictions of the real property that do not materially diminish the value or use of such real property in the business of the Company or any of its subsidiaries; (ii) Liens for Taxes or other assessments or charges of Governmental Entities, including those that arise by operation of law, that are not yet delinquent or that are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by generally accepted accounting principals ("GAAP"); (iii) statutory Liens of landlords and lessors and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law and created in the ordinary course of business for amounts not yet overdue or which are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (iv) leases or subleases heretofore disclosed to Parent; (v) pledges and deposits maintained in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (vi) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vii) securities deposited with insurance regulators, if any; and (viii) other Liens, which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company and its subsidiaries;

     (c)  "person"  means  an  individual,  corporation,   partnership,  limited
liability company, joint venture, association, trust, unincorporated organization or other entity;

     (d) a "subsidiary" of any person means another person 50% or more of the total combined voting power of all classes of capital stock or other voting interests of which, or 50% of more of the equity securities of which, is owned directly or indirectly by such first person; and

     (e) "knowledge" means, with respect to the Company, the actual knowledge of those persons listed in Section 8.3(e) of the Company Disclosure Schedule.

     (f) "Contract" means any agreement, lease, license, contract, note, mortgage, indenture, franchise, permit, concession or arrangement.

     (g) "Designated Officers" shall mean Philip P. Weber, James J. Bettini, Victoria M. Stanton and Timothy A. Walsh.

     Section 8.4. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)     if to Parent or Subsidiary, to

                    American National Insurance Company
                    One Moody Plaza
                    Galveston, Texas  77550
                    Attention:    G. Richard Ferdinandtsen,
                                  President and Chief Operating Officer
                    Facsimile:    (409) 766-6699

                    with a copy to:

                    Clifford Chance & Rogers Wells LLP
                    200 Park Avenue, 50th Floor
                    New York, New York  10166-0153
                    Attention:  Paul Meyer
                    Facsimile:  (212) 878-8375

            (b)     if to the Company, to

                    Farm Family Holdings, Inc.

                    U.S. mail to:

                    P.O. Box 656
                    Albany, New York  12201-0656
                    Attention:    Victoria M. Stanton, Executive Vice President,
                                  General Counsel and Secretary

                    All other deliveries to:

                    344 Route 9W
                    Glenmont, New York  12077
                    Attention:    Victoria M. Stanton, Executive
                                  Vice President, General Counsel
                                  and Secretary

                    Facsimile:    (518) 431-5999


                    with a copy to:

                    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                    125 West 55th Street
                    New York, NY  10019
                    Attention: Alexander M. Dye
                    Facsimile:  (212) 424-8500

     Section 8.5. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

     Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     Section 8.7. Entire Agreement; No Other Representations; Third-Party Beneficiaries. This Agreement (including any exhibits hereto), the Company Disclosure Schedule, Parent Disclosure Schedule and the Confidentiality Agreement constitute the entire agreement, and supersede all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter of this Agreement. Parent and Subsidiary acknowledge that neither the Company nor any affiliate or officer, director, employee, representative or advisor of any of them makes or has made any representation or warranty, express or implied, to Parent or Subsidiary except as specifically made in this Agreement or in any certificate delivered hereto. This Agreement is not intended to confer upon any person other than the parties hereto and the third party beneficiaries referred to in the following sentence any rights or remedies. The parties hereto expressly intend the provisions of Sections 2.4 and 5.6 to confer a benefit upon and be enforceable by, as third party beneficiaries of this Agreement, the third persons referred to in, or intended to be benefited by, such provisions.

     Section 8.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     Section 8.9. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     Section 8.10. Enforcement and Consent to Jurisdiction. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or any state court sitting in the New York County, New York (any such federal or state court, a "New York Court"), in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any New York Court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such New York Court.

     Section 8.11. Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable by any rule of law, or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

                  IN WITNESS WHEREOF, Parent, Subsidiary and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                      AMERICAN NATIONAL INSURANCE COMPANY


                         By  /s/ G. Richard Ferdinandsten
                             ----------------------------
                         Name: G. Richard Ferdinandtsen
                         Title:     President and Chief Operating Officer


                      AMERICAN NATIONAL ACQUISITION COMPANY


                           By  /s/ Gregory V. Ostergren
                               ------------------------
                           Name: Gregory V. Ostergren
                           Title:  Chairman of the Board and President


                           FARM FAMILY HOLDINGS, INC.


                           By  /s/ Philip P. Weber
                               -------------------
                           Name:   Philip P. Weber
                           Title:  President & Chief Executive Officer

                                                                    Exhibit 99.2


Glenmont, New York - October 31, 2000 - American National Insurance Company (NASDAQ: ANAT) ("American National") and Farm Family Holdings, Inc. (NYSE: FFH) ("Farm Family") today announced a definitive merger agreement under which American National will acquire Farm Family at a price of $44 per share for Farm Family's common stock and $35.72 per share for Farm Family's Series A Preferred Stock in cash. The consideration to be paid to the holders of the Series A Preferred Stock will also include any accrued and unpaid dividends to the closing date.

The merger, valued at approximately $280 million, is subject to certain closing conditions, including the approval of the holders of a majority of Farm Family's outstanding voting stock and the approval of the New York Insurance Department. The companies expect to close the merger late in the first quarter of 2001.

American National, which was founded in 1905, is headquartered in Galveston, Texas. American National has over $9 billion in assets and had total revenues for the year ended December 31, 1999 of approximately $1.9 billion. The American National family of companies offers a broad line of products and services, which include individual and group life and health insurance, and annuities; personal lines property and casualty insurance; credit insurance and mutual funds. The life insurance business conducted by the American National family of companies is conducted in all states, as well as in Mexico, Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe. American National's property and casualty subsidiary, American National Property and Casualty Company ("ANPAC"), is based in Springfield, Missouri and currently operates in 37 states. American National and ANPAC have been assigned a Best's rating of A+ (Superior) by A.M. Best Company and are rated AA+ (Very Strong) by Standard and Poor's. In addition, the Ward Financial Group named ANPAC as a 1999 Ward's 50 Benchmark Company. Additional information regarding American National is available at www.anico.com.

Philip P. Weber, President and Chief Executive Officer of Farm Family said, "The merger with American National presents an excellent opportunity for our shareholders, employees, agents, and policyholders. The addition of Farm Family to American National's extensive financial services network will enhance the ability of both organizations to compete and succeed in the rapidly consolidating financial services industry. The combination of our companies will improve American National's ability to deliver outstanding products and services to the agribusiness and rural and suburban communities throughout the United States."

Following the merger, Farm Family will continue as a subsidiary of American National and will be headquartered in Albany, New York with Mr. Weber as its Chief Executive Officer. Farm Family will retain its brand identity and will focus on expanding the delivery of a wider array of financial services to farms, agricultural related businesses and residents and businesses of rural and suburban communities in its existing twelve-state territory. In addition, ANPAC plans to introduce certain of Farm Family's products, including the Special Farm Package, Country Estate, businessowners and commercial package policies into ANPAC's markets across the United States.

Gregory V. Ostergren, Chairman of the Board, President, and Chief Executive Officer of ANPAC said, "This is part of our strategic plan to add strong companies and services to our existing financial services network. The acquisition of Farm Family will strengthen American National's presence in the market and is consistent with our mission. Farm Family provides us with three New York domiciled insurance companies and gives us a platform to expand in the northeast, an area that geographically has not been a stronghold for American National. Further, we expect to capitalize on the expertise of Farm Family and its agents and employees in serving the agricultural and related markets by providing its specialized products in the territories where we do have a strong presence. We view this as an opportunity to increase the strength of both companies."

Farm Family is the parent of Farm Family Casualty Insurance Company, Farm Family Life Insurance Company ("Farm Family Life") and United Farm Family Insurance Company ("United Farm Family") which are domiciled in New York and operate in twelve northeastern states. Farm Family Casualty and United Farm Family are specialized property and casualty insurers of farms, agricultural related businesses and residents and businesses of rural and suburban communities. Farm Family Life sells individual whole life, term and universal life insurance products, single and flexible premium deferred annuity products and disability income insurance products. Additional information regarding the Company is available at www.farmfamily.com.

In connection with the proposed merger, Farm Family will file a proxy statement with the Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a copy of the proxy statement (when available) and other documents filed by Farm Family free of charge at the SEC's web site, http://www.sec.gov or at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, documents filed by Farm Family can be obtained by contacting Farm Family at the following address and telephone number: Farm Family Holdings, Inc. Attention: Investor Relations, P.O. Box 656, Albany, NY 12201-0656 (518) 431 - 5036.

Farm Family and its officers, directors and certain other employees of Farm Family may be soliciting proxies from Farm Family stockholders in favor of the proposed merger and may be deemed to be "participants in the solicitation" under the rules of SEC. Information regarding the interests of the participants in the solicitation will be set forth in the proxy statement when it becomes available.

Safe Harbor Statement under The Private Securities Litigation Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on managements' current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this press release include, but are not limited to, statements of the plans and objectives of each of American National Insurance Company ("American National") and Farm Family Holdings, Inc. ("Farm Family") or their managements', statements of future economic performance and assumptions underlying statements regarding American National and Farm Family or their businesses. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside American National's and Farm Family's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the satisfaction of the closing conditions set forth in the merger agreement (which conditions include but are not limited to the approval of the holders of the majority of the outstanding shares of voting stock of Farm Family, approval of the New York Insurance Department and other governmental approvals), and other risks listed from time to time in Farm Family's Securities and Exchange Commission filings, including Form 10-K filed for the fiscal year ended December 31, 1999 and Forms 10-Q filed for the quarters ended March 31, 2000 and June 30, 2000.